UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934, as Amended
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
RIOT PLATFORMS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

RIOT PLATFORMS, INC.

3855 Ambrosia Street, Suite 301
Castle Rock, CO 80109

October 17, 2023
Dear Stockholders:
You are cordially invited to attend a Special Meeting of the stockholders (the “Special Meeting”) of Riot Platforms, Inc., a Nevada corporation (“Riot” or the “Company”), to be held at 11:00 a.m. (Eastern Time) on December 14, 2023. The Special Meeting will be virtual-only, held exclusively online to facilitate stockholder attendance and provide a consistent experience to all stockholders regardless of location. The live webcast of the meeting will be available via the virtual meeting portal at:
www.virtualstockholdermeeting.com/RIOT2023SM
The attached Notice of a Special Meeting of Stockholders (the “Notice”) and the accompanying Proxy Statement describes the matter to be presented at the Special Meeting and provides information about Riot that you should consider when you vote your shares. Copies of the Notice and the Proxy Statement have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and can be obtained from the SEC’s website, www.SEC.gov.
The principal business of the Special Meeting, as described in greater detail in the Proxy Statement, will be to conduct a stockholder vote on the following proposal:
1.	To approve the Fifth Amendment to the 2019 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 13,000,000 shares.
In addition, we will transact any such other business as may be properly brought before the Special Meeting and any adjournments or postponements thereof.
After careful deliberation, the Board unanimously recommends that you vote your shares at the Special Meeting as follows:
•	“FOR” approval of the Fifth Amendment to the 2019 Equity Incentive Plan, to increase the number of shares reserved for issuance thereunder by 13,000,000 shares.
Only stockholders as of the close of business on Monday, October 16, 2023, (the “Record Date”) are entitled to receive notice of and vote at the Special Meeting and any adjournments or postponements thereof. If you are a stockholder as of the Record Date, you will be able to register for, participate in, vote your shares electronically, and submit your questions during the live webcast of the Special Meeting by visiting the virtual meeting portal www.virtualstockholdermeeting.com/RIOT2023SM and entering the unique 16-digit control number assigned to you, which can be found on the enclosed proxy card and voting instruction form. By following the instructions in the Proxy Statement accompanying this letter, you will be able to participate in the Special Meeting in compliance with the rules and procedures of our Bylaws, Nevada Law, and the SEC.
Please see pages 1-6 of the accompanying Proxy Statement for additional information regarding admission to the Special Meeting and how to vote your shares.
Your vote is important to us. Whether or not you plan to attend the virtual Special Meeting, we encourage you to read the accompanying Proxy Statement and vote as soon as possible. Vote now over the internet at www.proxyvote.com, by telephone or by mail. If you wish to vote by mail, please complete, sign, and date your proxy card or voting instructions card and return it according to the instructions provided.

Voting as soon as possible will ensure your representation at the Special Meeting regardless of whether you attend the virtual Special Meeting. If you have already voted, there is no need to vote again unless you wish to change your vote.
We look forward to your attendance at our virtual Special Meeting.
We thank you for your continued support.
Sincerely,	Sincerely,

Benjamin Yi, Executive Chairman	Jason Les, Chief Executive Officer
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE CAST YOUR VOTE AS SOON AS POSSIBLE TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING, YOU MAY VOTE YOUR SHARES ONLINE USING THE SIXTEEN-DIGIT CONTROL NUMBER ASSIGNED TO YOU, BY TELEPHONE, OR BY MAIL. TO VOTE BY MAIL, PLEASE COMPLETE, SIGN AND DATE YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD AND RETURN IT IN THE PROVIDED ENVELOPE ACCORDING TO ITS INSTRUCTIONS. PLEASE DO NOT SHARE YOUR CONTROL NUMBER.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 14, 2023, AT 11:00 A.M. (EASTERN TIME)
Dear Stockholder:
NOTICE IS HEREBY GIVEN that a Special Meeting of the stockholders (the “Special Meeting”) of Riot Platforms, Inc., a Nevada corporation, (“Riot” or the “Company”) will be held at 11:00 a.m. (Eastern Time) on December 14, 2023, or such later date or dates to which such Special Meeting may be adjourned or postponed. The Special Meeting will be conducted exclusively online through a live audio webcast to facilitate stockholder attendance and to enable stockholders to participate fully and equally, regardless of size of holdings, resources, or physical location. The Special Meeting will be held exclusively online at:
www.virtualstockholdermeeting.com/RIOT2023SM.
As such, no in-person attendance option will be available. To find instructions on how to access and log-in to the virtual Special Meeting, see the section entitled “How do I attend the virtual Special Meeting?” on page 1 in the accompanying Proxy Statement.
Each stockholder receiving this Notice of a Special Meeting of Stockholders (this “Notice”) has been assigned a unique 16-digit control number, which is required to register for and gain admittance to the Special Meeting. The unique 16-digit control number assigned to you can be found on the enclosed proxy card or voting instruction card accompanying this Notice. Specific instructions on how to access the Special Meeting are included at the end of this Notice and in the Proxy Statement accompanying this Notice.
The purpose of the Special Meeting is to submit the following proposal, as more fully described in the Proxy Statement accompanying this Notice, to our stockholders for their consideration and approval:
Proposal		Board Recommendation
1.	To approve the Fifth Amendment to the 2019 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 13,000,000 shares.	“FOR”
THIS IS NOT A BALLOT. YOU CANNOT USE THIS NOTICE TO VOTE YOUR SHARES.
This Notice presents only an overview of the more complete Proxy Statement accompanying this Notice, which is hereby made part of this Notice. The Proxy Statement is also available to you on the Internet at www.proxyvote.com, the SEC’s website, www.SEC.gov, or by visiting our website, www.RiotPlatforms.com, and navigating to the “Investors” page, where the Proxy Statement can be found under the “SEC Filings” tab.
The Board of Directors has established the close of business on Monday, October 16, 2023, as the record date (the “Record Date”) for determining those of our stockholders entitled to attend and to vote their shares at the Special Meeting. Accordingly, only holders of our common stock, no par value per share, of record at the close of business on the Record Date will be eligible to attend and vote their shares at the Special Meeting (including any adjournments or postponements thereof). Holders of other classes of our outstanding capital stock are not entitled to participate in the Special Meeting. As of the Record Date, there were 198,681,632 shares of common stock, no par value per share, outstanding and entitled to vote at the Special Meeting. The foregoing shares of our common stock, no par value per share, are referred to herein as the “shares.” A list of stockholders of record as of the Record Date will be available by written request submitted to us during the ten (10) days prior to the Special Meeting. Written requests for the list of stockholders of record should be submitted to our Corporate Secretary by writing to us no earlier than ten (10) days prior to the Special Meeting date at: Riot Platforms, Inc., 3855 Ambrosia Street, Suite 301, Castle Rock, Colorado 80109, Attention: Corporate Secretary.
Your vote is important. Whether or not you plan to attend the virtual Special Meeting, we encourage you to please read the accompanying Proxy Statement and vote your shares by proxy as soon as possible so your vote will be represented at the Special Meeting.
You may submit your vote by proxy using any of the following methods:
•	Voting online at: www.proxyvote.com;
•	Voting by telephone by calling: 1-800-690-6903 (owners of record) or 1-800-454-8683; or
•
Voting by mail by completing, signing, dating and returning the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. If you have received a printed copy of this Notice, a pre-addressed, postage prepaid return envelope has been enclosed for your convenience.

Your proxy, whether given online at www.proxyvote.com, by telephone, or through the return of the enclosed proxy card, may be revoked prior to its exercise at the Special Meeting by writing to: Vote Processing, c/o: Broadridge, 51 Mercedes Way, Edgewood, New York 11717 and either (i) filing with our Corporate Secretary prior to the Special Meeting a written notice of revocation or a duly executed proxy bearing a later date than your previously submitted proxy by writing to: Riot Platforms, Inc., 3855 Ambrosia Street, Suite 301, Castle Rock, Colorado 80109, or (ii) by attending the Special Meeting via the virtual meeting portal at www.virtualstockholdermeeting.com/RIOT2023SM and voting your shares virtually using your 16-digit control number. To ensure fair conduct of the Special Meeting and that our stockholders of record are able to participate in the Special Meeting, you will not be able to participate in the virtual Special Meeting without the unique 16-digit control number assigned to you and provided on the back of your proxy card or voting instruction card.
We urge you to review the accompanying materials carefully and to vote your shares as promptly as possible. Please note that we have enclosed the Proxy Statement and your proxy card along with this Notice.
By Order of the Board of Directors,

William Jackman, Executive Vice President, General Counsel & Corporate Secretary
Castle Rock, CO
October 17, 2023
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING OF THE STOCKHOLDERS OF RIOT PLATFORMS, INC. TO BE HELD ON:

DECEMBER 14, 2023, AT 11:00 A.M. (EASTERN TIME)

THE NOTICE AND OUR PROXY STATEMENT ARE AVAILABLE ONLINE AT:

www.proxyvote.com and www.RiotPlatforms.com

Page
GENERAL INFORMATION	1
PROPOSAL NO. 1: TO APPROVE THE FIFTH AMENDMENT TO THE 2019 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER BY 13,000,000 SHARES	7
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	16
DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR THE 2024 ANNUAL GENERAL MEETING	17
OTHER MATTERS	18
APPENDIX A: PROXY CARD	A-1
APPENDIX B: FIFTH AMENDMENT TO THE 2019 EQUITY INCENTIVE PLAN	B-1
APPENDIX C: 2019 EQUITY INCENTIVE PLAN, AS AMENDED	C-1

RIOT PLATFORMS, INC.
3855 Ambrosia Street, Suite 301
Castle Rock, CO 80109
PROXY STATEMENT
FOR SPECIAL MEETING OF STOCKHOLDERS
INTRODUCTION
This Proxy Statement, along with the accompanying Notice of a Special Meeting of the Stockholders (the “Notice”), contains information about the Special Meeting of the stockholders, including any adjournments or postponements thereof (the “Special Meeting”) of Riot Platforms, Inc., in this Proxy Statement, we refer to Riot Platforms, Inc., a Nevada corporation, and its consolidated subsidiaries, as “Riot,” “Riot Platforms,” the “Company,” “we,” “us” or “our.”
We are holding the Special Meeting at 11:00 a.m. (Eastern Time) on December 14, 2023, or such later date or dates as such Special Meeting date may be adjourned or postponed. The Special Meeting will be held entirely online via the virtual meeting portal, www.virtualstockholdermeeting.com/RIOT2023SM, and no option to attend the Special Meeting in-person will be available. For specific instructions on how to attend the Special Meeting, please see “How do I vote?” beginning on page 2, below.
This Proxy Statement and the accompanying proxy card are being mailed on or about October 17, 2023, to all of our stockholders of record (as defined below) entitled to notice of, and to vote at, the Special Meeting (see “Who may vote at the Special Meeting?” below). Copies of this Proxy Statement are available at www.proxyvote.com. You can find copies of our 2022 and 2021 Annual Reports on Form 10-K, and any amendments thereto on Form 10-K/A, as well as all our periodic and current reports filed with the U.S. Securities and Exchange Commission (the “SEC”) on the Internet at the SEC’s website, www.SEC.gov, or through the “Investors” section of our website at www.RiotPlatforms.com. Except as specifically incorporated by reference herein, the information contained on our website is not part of these proxy solicitation materials.

GENERAL INFORMATION
Meeting Information:
Record Date:	October 16, 2023

Meeting Date and Time:	December 14, 2023, at 11:00 a.m. Eastern Time

Location:	Virtual live webcast via the virtual meeting portal at: www.virtualstockholdermeeting.com/RIOT2023SM
We include the following questions and answers to provide some background and clarity concerning voting, solicitation and other general information regarding the Special Meeting. We encourage you to read this Proxy Statement carefully and in its entirety.
All Riot stockholders of record are encouraged to attend the Special Meeting, which will be held exclusively online to provide a consistent experience to all stockholders regardless of location. No in-person or alternative venue will be provided.
Who may attend and vote at the Special Meeting?
Only persons who held shares of our common stock, no par value per share, (“shares”) at the close of business on the Record Date, October 16, 2023 (the “Record Date”), as identified by our transfer agent, (“stockholders of record”) are entitled to attend and vote their shares at the Special Meeting. Persons who held their shares through brokers, agents or other third-party designees (“beneficial owners”) as of the Record Date are not stockholders of record but are entitled to instruct their Stockholder Nominees (as defined below) how to vote their shares at the Special Meeting. For more information, please see the information provided under the section entitled “How do I vote?” below.
As of the Record Date, there were 198,681,632 shares issued, outstanding and entitled to vote at the Special Meeting.
How do I attend the virtual Special Meeting?
To be admitted to the Special Meeting, navigate, via web browser, to the virtual meeting portal at: www.virtualstockholdermeeting.com/RIOT2023SM and enter the 16-digit control number from your Notice of Internet Availability of Proxy Materials or proxy card. Once admitted, stockholders may submit written questions, vote their shares and view reference materials (such as our list of stockholders as of the Record Date). The Special Meeting will be held entirely online to ensure all of our stockholders have consistent access to the meeting and meeting experience, regardless of location, means or travel restrictions. Accordingly, no in-person or alternative venue will be provided, and all stockholders of record entitled to attend the Special Meeting must do so through the virtual meeting portal using the 16-digit control number provided.
If you experience technical difficulties during the meeting, please call the technical support number posted on the virtual meeting website. We will have technicians ready to assist you beginning 15 minutes prior to the start of the Special Meeting, at 10:45 a.m. Eastern Time on the meeting date, December 14, 2023.
What is a proxy and what is a proxy statement?
A proxy is your legal designation of another person to vote the shares you own on your behalf. That designated person is called a proxy. If you designate someone as your proxy, the document in which you make that designation also is called a proxy.
A proxy statement is a document that we are required by law to provide to you when we ask you to name a proxy to vote your shares. It contains background information on the matters that are being put to a vote. This document you are reading is a proxy statement, and we encourage you to read it carefully before voting.
Why am I receiving this Proxy Statement?
You are a stockholder of record as of the Record Date and are therefore entitled to attend the Special Meeting and vote your shares. We have sent you this Proxy Statement or a Notice of Internet Availability of Proxy Materials in connection with the solicitation by our Board of Directors (the “Board”) of your proxy to vote your shares at the

Special Meeting (including any adjournments or postponements thereof). The Board is soliciting your approval of the Fifth Amendment (the “Fifth Amendment”) to the Company’s 2019 Equity Incentive Plan, as amended, (the “2019 Equity Incentive Plan”), which would amend the 2019 Equity Incentive Plan to increase the number of shares reserved for issuance pursuant to equity-based compensation awards granted thereunder to employees and other service providers of the Company by 13,000,000 shares.
What information is contained in this Proxy Statement?
This Proxy Statement summarizes the information you need to know to vote on an informed basis. It contains information relating to the proposal to be voted on at the Special Meeting, the voting process, and other required information, including information incorporated by reference from the other filings we make with the SEC, as indicated.
What is the purpose of the Special Meeting?
The purpose of the Special Meeting is to submit the following matter to our stockholders for their consideration and approval:
1.	To approve the Fifth Amendment to the 2019 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 13,000,000 shares.
This Proxy Statement provides detailed information about the proposal.
How many votes do I have?
Each stockholder of record is entitled to one vote at the Special Meeting for each share owned as of the Record Date. Cumulative voting is not permitted.
How do I vote?
Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy. If your proxy is properly submitted, you are legally designating the person or persons named on the proxy card to vote your shares as you have directed. All valid proxies that we receive through this solicitation, which are not revoked, will be voted in accordance with instructions you provide on the proxy card. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations discussed under the heading “How does the Board recommend I vote on the proposal before the Special Meeting?” below. Voting by proxy will not affect your right to attend the Special Meeting.
How you may vote depends on how your shares are held. As explained below, the voting procedures are different for stockholders of record and for beneficial owners of our shares.
What is the difference between being a stockholder of record and a beneficial owner and how does this affect voting?
Many of our stockholders are beneficial owners, who hold their shares through stock brokers, banks, or other nominees, rather than stockholders of record, who hold their shares directly in their own names. As summarized below, there are some differences between being a stockholder of record and a beneficial owner.
Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Equiniti Trust Corporation, or if you possess stock certificates representing your shares, you are the stockholder of record, and these proxy materials are being sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals named on the proxy card or to vote at the Special Meeting. If you are a stockholder of record, you may vote your shares at the Special Meeting using any of the following methods:
•	Before the Special Meeting:
○
Via the Internet. Vote online by visiting the online portal at www.proxyvote.com and completing and submitting your proxy card using your 16-digit control number. You will need to follow the instructions on the website.

○	By telephone. To vote via telephone, call 1-800-690-6903 and follow the telephone prompts.

○
By mail. Mark, sign, and date the enclosed proxy card and return it by mail in the enclosed postage prepaid envelope to: Vote Processing, c/o: Broadridge, 51 Mercedes Way, Edgewood, New York 11717. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by the Board.

•	During the Special Meeting:
○
Live Via the Internet. If you wish to vote your shares live and online at the virtual Special Meeting, you may attend the Special Meeting and vote your shares on the proposal presented through the virtual meeting portal established to host the Special Meeting. To access the virtual meeting portal, attend the Special Meeting and vote your shares, please navigate via the Internet to the virtual meeting portal website at: www.virtualstockholdermeeting.com/RIOT2023SM, and enter the unique 16-digit control number provided to you on the proxy card accompanying this Proxy Statement or your Notice of Internet Availability of Proxy Materials. You will not be able to attend the Special Meeting without your 16-digit control number. PLEASE DO NOT SHARE YOUR CONTROL NUMBER.

All proxies must be given and received prior to the Special Meeting to be counted, so we encourage you to vote your shares as soon as possible to ensure your shares are represented at the Special Meeting. The deadline for stockholders of record to vote by telephone or via the internet before the Special Meeting is 11:59 p.m. (Eastern Time) on December 13, 2023. Otherwise, stockholders of record may vote their shares live during the Special Meeting via the virtual meeting portal, as discussed above.
Beneficial Owners. If your shares are held in a stock brokerage account or by a bank or other nominee on your behalf (collectively, “Stockholder Nominees”), you are the beneficial owner of shares held in “street name” and, therefore, are not a stockholder of record. Your proxy materials are being forwarded to you by your Stockholder Nominee, who is considered to be the stockholder of record with respect to your shares held in street name. As the beneficial owner, you have the right to tell your Stockholder Nominee how to vote your shares, and you are also invited to attend the Special Meeting virtually. However, since you are not the stockholder of record, you may not vote your shares at the Special Meeting unless you obtain a legal proxy from your Stockholder Nominee authorizing you to do so. Your Stockholder Nominee has instructions on how to direct your shares to be voted. You may vote by following those instructions and the instructions on the Notice; and, if you are a beneficial owner who obtained a legal proxy and is authorized to vote by your Stockholder Nominee, and you wish to submit your vote, you may do so by attending the Special Meeting and voting virtually, or you may vote your shares by telephone by dialing 1-800-454-8683.
Do I need to attend the Special Meeting to vote my shares?
You do not need to attend the Special Meeting to vote your shares. Shares represented by valid proxies that are received in time for the Special Meeting will be voted at the Special Meeting unless they are revoked in advance of the meeting date. A stockholder may revoke a proxy before the proxy is voted by following the instructions under the heading “May I change or revoke my proxy?” below. Any stockholder who has executed and submitted a valid proxy card but attends the Special Meeting via the virtual meeting portal at www.virtualstockholdermeeting.com/RIOT2023SM may revoke the proxy and vote at the Special Meeting by following the instructions under the heading “How do I vote?” above.
May I change or revoke my proxy?
If you submit your proxy, you may alter or revoke your proxy at any time prior to the Special Meeting. You may alter or revoke your proxy in any one of the following ways:
•	by signing a new proxy card dated after your previously submitted proxy and submitting it in accordance with the instructions above;
•	by re-voting your shares via the Internet or by telephone as instructed above (note: only your latest Internet or telephone vote will be counted);
•
by delivering a signed statement of revocation or a duly executed proxy card bearing a later date than your previously submitted proxy via mail to: (i) Vote Processing, c/o: Broadridge, 51 Mercedes Way, Edgewood, New York 11717; and (ii) our Corporate Secretary at: Riot Platforms, Inc., 3855 Ambrosia Street, Suite 301, Castle Rock, Colorado 80109, Attention: Corporate Secretary; or

•
by attending the Special Meeting virtually and voting during the Special Meeting. Attending the Special Meeting via the virtual meeting portal at www.virtualstockholdermeeting.com/RIOT2023SM will not automatically revoke a previously submitted proxy unless: (i) you specifically request revocation or (ii) you vote your shares, virtually, live at the Special Meeting using the unique 16-digit control number assigned to you.

What should I do if I receive more than one proxy card?
You may receive more than one proxy card or voting instruction card if you hold shares in more than one account, which may be held directly, in registered form (i.e., as a stockholder of record), or held in street name (i.e., as a beneficial owner). Please vote in the manner described under “How do I vote?” on the proxy card for each account to ensure that all your shares are voted.
Will my shares be voted if I do not return my proxy card?
If shares are registered in your name, they will not be voted if you do not submit your proxy card by mail, online via the portal at www.proxyvote.com, or by telephone by dialing 1-800-690-6903, or if you do not attend the Special Meeting and vote your shares, virtually, using the unique 16-digit control number assigned to you on your proxy card, during the Special Meeting. Please see the section of this Proxy Statement entitled “How do I vote?” beginning on page 2 above for specific instructions on how to vote your shares. Unless otherwise indicated under the section “What vote is required to approve the proposal presented at the Special Meeting” below, if you submit your proxy card without instructions as to how your shares should be voted, your shares represented by such proxy card will be voted in accordance with the Board’s recommendations.
Stockholder Nominees holding shares in “street name” for the benefit of beneficial owners who do not receive voting instructions from their beneficial owner clients generally have the discretion to vote their clients’ uninstructed shares on certain routine matters (“routine matters”) presented at the Special Meeting, but do not have the discretion to vote their clients’ uninstructed shares on all other matters (“non-routine matters”) presented at the Special Meeting. Proposal No. 1 (vote to approve the Fifth Amendment to the 2019 Equity Incentive Plan, to increase the number of shares of our common stock reserved for issuance thereunder by 13,000,000 shares) is considered a non-routine matter. This means that if your shares are held in street name and you do not provide voting instructions to the Stockholder Nominee that holds your shares for your benefit, such Stockholder Nominee does not have the authority to vote your uninstructed shares to approve the Fifth Amendment to the 2019 Equity Incentive Plan.
If your Stockholder Nominee cannot vote your shares on the matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or if your Stockholder Nominee chooses not to vote on a matter for which it does have discretionary voting authority, a “broker non-vote” has occurred.
Shares that are subject to a broker non-vote are not considered present at the Special Meeting for determining whether the quorum requirement has been met (see “What is a quorum?” on page 5 of this Proxy Statement for further discussion of our quorum requirement for the Special Meeting) and will not be counted as a vote cast with respect to the proposal. Because abstentions and broker non-votes do not represent shares cast with respect to a proposal, broker non-votes will have no effect on the outcome of votes on the proposal put forth in this Proxy Statement, except as required under Nevada law and identified in this Proxy Statement. Accordingly, the outcome of the votes on the proposal will be determined solely by reference to the shares actually voted, by properly submitted proxy or live at the Special Meeting, and broker non-votes (and all other unvoted shares) will have no effect. See the discussion under the following section entitled “What vote is required to approve the proposal presented at the Special Meeting?” for further explanation of the voting standard for the sole proposal presented at the Special Meeting.
We encourage you to provide voting instructions. This ensures your shares will be voted at the Special Meeting in the manner you desire.
What vote is required to approve the proposal presented at the Special Meeting?
Proposal No. 1: Approval of the Fifth Amendment to the 2019 Equity Incentive Plan, as amended. We are seeking stockholder approval of an amendment to the 2019 Equity Incentive Plan to increase the number of shares of our common stock reserved for issuance thereunder by 13,000,000 shares. The affirmative vote of a majority of the votes cast for this Proposal No. 1 is required for to obtain stockholder approval (i.e., the number of “FOR” votes cast on this Proposal No. 1 must exceed the number of “AGAINST” votes cast on this Proposal No. 1 for stockholder approval of the Fifth Amendment to the 2019 Equity Incentive Plan to be obtained).

This Proposal No. 1 is considered a “non-routine matter” and, therefore, Stockholder Nominees do not have authority to vote the shares held in street name for their beneficial owner clients, without their clients’ instructions, on this proposal. As a result, any uninstructed shares held in street name by Stockholder Nominees for their beneficial owner clients will not be voted at the Special Meeting on this Proposal No. 1; nor will such shares be treated as present for purposes of determining a quorum. Because a majority of the votes cast are required to approve this Proposal No. 1, broker non-votes and abstentions and will not affect the results of the vote on this proposal.
How does the Board recommend I vote on the proposal before the Special Meeting?
The Board unanimously recommends that you vote your shares at the Special Meeting as follows:
Proposal No. 1: Approval of the Fifth Amendment to the 2019 Equity Incentive Plan.
•	“FOR” approval of the Fifth Amendment to the 2019 Equity Incentive Plan, to increase the number of shares reserved for issuance thereunder by 13,000,000 shares (see Proposal No. 1).
If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this Proxy Statement was printed, we knew of no matters that needed to be acted on at the Special Meeting, other than those discussed in this Proxy Statement.
What is a quorum?
A quorum is the minimum number of shares that must be present at the Special Meeting to properly hold a special meeting and conduct business under our Bylaws and Nevada law. The attendance, virtually at the Special Meeting or by proxy, of holders of not less than one-third of the total shares outstanding as of the Record Date will constitute a quorum for conducting business at the Special Meeting. Therefore, based on 198,681,632 shares outstanding as of market close on the Record Date, October 16, 2023, the presence of 66,227,211 shares, whether represented by their holder virtually at the Special Meeting or by proxy, will constitute a quorum for purposes of the Special Meeting. If you grant your proxy and do not revoke it prior to the Special Meeting, your shares will be counted for purposes of determining whether a quorum is present. Shares present and voting at the Special Meeting, as well as shares subject to proxies marked “Withhold” or “Abstain”, and properly submitted proxies without stockholder instructions with respect to the proposal will be treated as shares that are present for purposes of determining whether a quorum has been met.
What happens if a quorum is not reached?
If a quorum cannot be reached, either the Chairman of the Board or, the stockholders, by a vote of the holders of a majority of votes present virtually or represented by proxy (which may be voted by the proxy holders), may, without further notice to any stockholder (unless a new Record Date is set), adjourn the Special Meeting to a different time and place to permit further solicitations of proxies sufficient to constitute a quorum.
Householding of Annual Disclosure Documents.
The SEC has adopted a rule concerning the delivery of disclosure documents to households with more than one stockholder. The rule permits the Company or brokers holding Company shares on your behalf to send a single set of our Annual Report and Proxy Statement to any household at which two or more of our stockholders reside, if the stockholders appear to be members of the same family. Each stockholder will continue to receive a separate proxy card or voting instruction card. This procedure is referred to as “householding” and benefits both stockholders and the Company. Householding reduces the volume of duplicate information received by stockholders and helps to reduce our expenses. This rule applies to our Annual Reports, Proxy Statements, and any information statements. Once stockholders receive notice that communications to their addresses will be “householded”, the practice will continue until stockholders are notified otherwise or until they revoke their consent to the practice.

If at any time a stockholder no longer wishes to participate in householding and would prefer to receive separate sets of our annual disclosure documents or Proxy Statement, they may revoke their consent for future mailings by contacting our proxy advisors and virtual webcast hosts for the Annual Meeting, Broadridge Financial Solutions, Inc. via:
•	Telephone at: 1-866-540-7095; or
•	Mail to: Broadridge Householding Department, c/o: Broadridge, 51 Mercedes Way, Edgewood, New York 11717.
Similarly, if an address is shared with another stockholder and, together, both stockholders would like to receive only a single set of our annual disclosure documents, the stockholders should follow the same methods of notice instructions above.
Who is paying for this proxy solicitation?
The Company will bear the cost of the solicitation of proxies; however, we will not pay our directors, officers and employees any additional compensation for soliciting proxies in person, by telephone or by other means. We may reimburse brokerage firms, banks and other agents for reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners. We have engaged Okapi Partners, a proxy solicitation firm, to assist us in soliciting proxies in connection with the Special Meeting for an engagement fee of approximately $15,000, plus reimbursement of reasonable out-of-pocket expenses. Other proxy solicitation expenses that we will pay include those for preparing, mailing, returning, and tabulating the proxies. Okapi Partners may be contacted via the methods below:
•	Banks and Brokerage Firms, Please Call: (212) 297-0720
•	Stockholders and All Others Call Toll-Free: (844) 203-3605
•	E-mail: info@okapipartners.com
Where can I find the voting results of the Special Meeting?
We expect to announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four (4) business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the Special Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.

PROPOSAL NO. 1
APPROVAL OF THE FIFTH AMENDMENT TO THE 2019 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER BY 13,000,000 SHARES
Introduction
We are seeking stockholder approval of the Fifth Amendment (the “Fifth Amendment”) to the 2019 Equity Incentive Plan, as amended, (the “2019 Equity Incentive Plan”) to increase the number of shares of our common stock, no par value per share, reserved for issuance under the 2019 Equity Incentive Plan by 13,000,000 additional shares. If our stockholders approve the Fifth Amendment, it will become effective on the date of such stockholder approval. If our stockholders do not approve the Fifth Amendment, we will only grant awards under the 2019 Equity Incentive Plan until the shares available for issuance thereunder are exhausted.
On the recommendation of our Compensation and Human Resources Committee of our Board of Directors (the “Compensation Committee”), which administers the 2019 Equity Incentive Plan and oversees our compensation strategy, policies and procedures, our Board unanimously approved the Fifth Amendment on October 11, 2023, subject to its approval by our stockholders at the Special Meeting. The Fifth Amendment is intended to supplement the 2019 Equity Incentive Plan by increasing the number of shares available for issuance thereunder to our directors, officers, employees, personnel, service providers; and any other eligible participants under the 2019 Equity Incentive Plan. A summary of the Fifth Amendment appears below under the heading “Summary Description of the Fifth Amendment” and a copy of the Fifth Amendment is attached as Appendix B to this Proxy Statement. We encourage you to read Appendix B in its entirety.
Our stockholders have previously approved the reservation of shares for issuance under the 2019 Equity Incentive Plan (at annual general meetings of our stockholders) as follows: (a) in 2019, the 2019 Equity Incentive Plan under which 3,600,000 shares were reserved for issuance; (b) 3,500,000 additional shares in 2020 pursuant to the first amendment thereto; (c) 4,400,000 additional shares in 2021 pursuant to the second amendment thereto; (d) 10,000,000 additional shares in 2022 pursuant to the third amendment thereto under which 10,000,000 shares were reserved for issuance; and (e) 4,000,000 additional shares in 2023 pursuant to the fourth amendment thereto. Through such amendments (including the fourth amendment), there have been a cumulative of 25,500,000 shares reserved for issuance under the 2019 Equity Incentive Plan (excluding the 210,103 shares issuable in settlement of restricted stock under the Company’s former 2017 equity compensation plan, which became available for issuance under the 2019 Equity Incentive Plan upon its adoption), and to date, there have been 23,846,512 shares issued (including 369,639 unvested restricted stock units) under the 2019 Equity Incentive Plan.
We believe the reservation of an additional 13,000,000 shares pursuant to the Fifth Amendment, if approved by our stockholders, will provide us with a sufficient number of shares available for issuance under the 2019 Equity Incentive Plan to continue to provide a range of equity incentive tools and sufficient flexibility to permit us to make effective use of the share-based awards our stockholders authorize for incentive purposes.
The Board believes that the Fifth Amendment is in the best interests of our stockholders and Riot and recommends that our stockholders vote to approve the Fifth Amendment.
Current Plan Information
As of September 30, 2023, there were 196,300,944 shares outstanding. The 2019 Equity Incentive Plan is the only plan with shares available for grant. The Company’s previous 2017 Stock Incentive Plan, as amended, (the “2017 Equity Plan”), was replaced by the 2019 Equity Incentive Plan. Information regarding the shares continuing to be governed by the 2017 Equity Plan and the 2019 Equity Incentive Plan, in aggregate, is as follows:
	Shares	Basic Dilution
New Shares if Stockholders Approve Fifth Amendment to the 2019 Equity Incentive Plan	13,000,000	6.62%
Shares Currently Available for Issuance	5,382,278	2.74%
Shares Outstanding(1)	10,441,543	5.32%
Total	28,823,821	14.68%
(1)
Outstanding awards is comprised of 4,915,458 service-based restricted stock awards (“RSAs”), 5,156,446 performance-based RSAs, 123,213 service-based restricted stock units, and 246,426 performance-based restricted stock units. There are no outstanding unexercised options or SARs.

Rationale for Amending the 2019 Equity Incentive Plan as Proposed
We are asking stockholders to approve the Fifth Amendment to increase the number of shares available for issuance under the 2019 Equity Incentive Plan by 13,000,000 additional shares to ensure we can continue to provide equity grants across our organization to employees and non-employee directors once the current share reserve is exhausted under the 2019 Equity Incentive Plan for the reasons stated below. The cryptocurrency industry in which we compete is a vibrant sector with an active and mobile talent pool and equity compensation is an integral part of employee compensation. We believe that a comprehensive equity incentive compensation program serves as a necessary and significant tool to attract and retain employees at all levels and non-employee directors in our highly competitive industry. Given the nascency of the Bitcoin Mining industry, we must compete with well-established industries to attract and retain talent integral to our growth and success. We believe that equity awards not only bring the best talent but align those individuals’ career goals with stockholders’ interests for long-term stockholder growth. Further, we believe equity awards, including performance equity awards, provide a strong incentive to our non-employee independent directors, officers, employees, personnel, and any other eligible plan participants throughout almost the entire organization to contribute materially to the growth of the Company by better aligning their interests with those of our stockholders.
The 2019 Equity Incentive Plan is our sole active plan for providing future equity incentives to our non-employee independent directors, officers, employees, personnel, and any other eligible plan participants. Following the adoption of the 2019 Equity Incentive Plan, as amended, we made regular equity awards to our non-employee independent directors, officers, employees, personnel, and any other eligible plan participants pursuant to the 2019 Equity Incentive Plan. In 2021, 2022 and 2023, we have been engaged in a significant period of growth as an organization, including our 2021 acquisitions of our wholly owned subsidiaries, Whinstone US, Inc., and its more substantial employee base as well as our acquisition of Ferrie Franzmann Industries, LLC (d/b/a ESS Metron) a power distribution and management systems manufacturing, design and engineering firm. Additionally, as previously disclosed, during 2022 we initiated a large-scale development to expand our Bitcoin mining and data center hosting capabilities by beginning development of a 265-acre site in Navarro County, Texas, our Corsicana Facility. As of September 30, 2023, Riot, and its subsidiaries, reached nearly 500 employees (excluding independent contractors). In connection with our growth, and in support of our exponentially increased employee base, we made equity awards to our employees, officers, and independent directors, including those of Riot’s subsidiaries under the 2019 Equity Incentive Plan, further drawing down the number of shares reserved for issuance under the 2019 Equity Incentive Plan.
In August of 2021 the Compensation Committee, in consultation with our outside compensation advisors, established a Performance Restricted Stock Unit Plan under the 2019 Equity Incentive Plan (“Performance Plan”) to better align the interests of our executive officers and employees with those of our stockholders. In connection with the adoption of the Performance Plan, the Compensation Committee granted a number of Performance Plan awards under the 2019 Equity Incentive Plan which are contingent upon the Company attaining certain specified performance objectives during the three-year performance period. Please refer to the section of this Proxy Statement entitled “Equity Compensation Plan Information” on page 43 of Riot’s proxy statement filed with the SEC on May 1, 2023, for a more complete description of the Performance Plan.
In July of 2023, the Compensation Committee adopted a new long-term incentive program (the “LTIP”) under the 2019 Equity Incentive Plan, as disclosed on the Company’s current report on Form 8-K filed with the SEC on July 19, 2023. Under the LTIP, eligible employees of Riot and its consolidated subsidiaries are granted an award that is comprised of half service-based award of restricted shares, and half performance-based award of restricted shares, which together forms the LTIP award (the “LTIP Award”). Each service-based LTIP Award is eligible to vest, if at all, in three approximately equal tranches over three years, subject to each participants’ continued employment through each vesting date. Each performance-based LTIP Award is eligible to vest, if at all, based on shareholder return on investment (“TSR”) during the three-year performance period. Under the LTIP, TSR is calculated based on the percentage change in market price across the Performance Period, and the difference between the percentage change of a share of the Company’s Common Stock and the percentage change of the market price of an interest in the Russell 3000 Index (INDEXRUSSELL: RUA). The TSR determines the percentage of the performance-based LTIP Award that becomes eligible to vest, up to a maximum of 200% of the initial performance-based LTIP Award. Vesting of the performance-based LTIP Award will occur at the end of the three-year performance period, based on the Compensation Committee’s certification, and contingent upon the employee’s continued service through the end of the award term.

Without increasing the number of shares available for issuance under the 2019 Equity Incentive Plan, once the current reserve of shares is exhausted, we will not be able to continue to offer competitive levels of equity compensation to attract and retain qualified personnel to continue supporting our growth. As a result, the Company may need to make significant changes to its compensation practices that would limit its flexibility to provide competitive compensation. Changes may include increased use of cash which, in addition to impacting its ability to attract, motivate and retain highly qualified personnel for positions of substantial responsibility with the Company, may negatively impact the business by reducing the cash available to reinvest into the business.
The Compensation Committee, in consultation with the Company’s outside compensation advisors and based on an analysis of the Company’s historic equity compensation share usage, its anticipated future equity compensation needs, and its assumptions regarding market conditions and compensation, recommended an additional 13,000,000 shares be made available for issuance under the 2019 Equity Incentive Plan. These projections are subject to change pursuant to the discretion of the Compensation Committee, as administrator of the 2019 Equity Incentive Plan, who may determine, based on future events and market conditions, to alter the Company’s equity compensation strategy or projections.
The 2019 Equity Incentive Plan Continues to Exhibit Many Best Practices
•	No “Evergreen” provision. The plan does NOT provide for automatic annual increases to the shares available. Increases must be approved by stockholders.
•
No repricing or cash buyouts of underwater awards without stockholder approval. The 2019 Equity Incentive Plan expressly prohibits the repricing and exchanging of underwater awards for cash or other awards without prior stockholder approval.

•
No liberal share recycling. Any shares that are withheld by the Company or tendered (by either actual delivery or attestation) by a Participant to satisfy tax withholding obligations, to pay the Exercise Price of an Award, or any shares that were subject to a Stock Appreciation Right (“SAR”) granted under the 2019 Equity Incentive Plan that were not issued upon the exercise of such SAR associated with an award granted under the 2019 Equity Incentive Plan will not be added back to the share reserve and will not become available for future grants under the 2019 Equity Incentive Plan.

•	No liberal change in control definition. The plan does not contain a “liberal” change in control definition.
•	No dividends or dividend equivalents on unvested awards. Awards cannot receive dividends or dividend equivalents until they vest.
•	No discounted stock options or SARs. All stock options and SARs granted must have an Exercise Price of at least 100% fair market value on the date of grant.
Summary Description of the Fifth Amendment
The sole aspect of the 2019 Equity Incentive Plan to be amended by the proposed Fifth Amendment is to increase the number of shares reserved for issuance under the 2019 Equity Incentive Plan by 13,000,000 shares. No other provisions of the 2019 Equity Incentive Plan are modified, amended, revised, or otherwise changed by this proposed Fifth Amendment. The specific terms of the 2019 Equity Incentive Plan, such as who is eligible to receive awards under the 2019 Equity Incentive Plan, the terms of awards, such as vesting periods, the exercise price of any options, and any expiration of these awards, as well as the tax consequences of the awards which may be made under the 2019 Equity Incentive Plan, are set forth in the 2019 Equity Incentive Plan, as approved by the Company’s stockholders on October 23, 2019 and filed with the SEC on December 5, 2019 as Exhibit 4.5 to our Registration Statement on Form S-8 (SEC File Number 333-235355).
All employees and non-employee directors of the Company and its consolidated subsidiaries are eligible to participate under the 2019 Equity Incentive Plan. All Riot employees, including our current Chief Executive Officer, Executive Chairman, and three (3) non-employee directors, as well as independent contractors and service providers performing services for the Company, are eligible to participate in the 2019 Equity Incentive Plan. Any number of the Company’s current employees and future employees, including future named executive officers, as well as future non-employee directors, will be eligible to participate in the 2019 Equity Incentive Plan.
The number of shares that will ultimately be issued from the shares reserved for issuance under the 2019 Equity Incentive Plan, as amended by the proposed Fifth Amendment is subject to the discretion of the Compensation Committee and, therefore, cannot be determined with certainty at this time. However, the Company anticipates that the Compensation Committee will continue in future years to make annual cash and equity awards as described above.

This summary does not purport to be a complete description of all the terms of the Fifth Amendment and is qualified in its entirety by reference to the complete text of the Fifth Amendment, which is attached to this Proxy Statement as Appendix B. Further, this summary does not purport to be a complete description of the 2019 Equity Incentive Plan and is qualified entirely by reference to the full text of the 2019 Equity Incentive Plan, as filed with the SEC on December 5, 2019, as Exhibit 4.5 to our Registration Statement on Form S-8 (SEC File Number 333-235355). To the extent there is a conflict between this summary and the actual terms of the 2019 Equity Incentive Plan, as amended, the actual terms of the 2019 Equity Incentive Plan, as amended, will govern.
Summary Description of the 2019 Equity Incentive Plan
The following is a summary of the key features of the 2019 Equity Incentive Plan. The summary is not a complete description of all the terms of the 2019 Equity Incentive Plan and is qualified in its entirety by reference to the complete text of the 2019 Equity Incentive Plan, which is attached to this Proxy Statement as Appendix C. To the extent there is a conflict between this summary and the actual terms of the 2019 Equity Incentive Plan, the terms of the 2019 Equity Incentive Plan will govern. Awards to be made under the 2019 Equity Incentive Plan will be entirely at the discretion of the Compensation Committee and are therefore not currently determinable.
Plan Benefit Table
Benefits under the 2019 Equity Incentive Plan are discretionary and are to be determined by the Compensation Committee of the Board. Consequently, it is not possible to determine the future benefits that will be received by Participants in the 2019 Equity Incentive Plan.
Administration
The Compensation Committee will have the exclusive authority to administer the 2019 Equity Incentive Plan with respect to awards made to our executive officers and other eligible employees. The Compensation Committee may delegate all or any portion of its authority to one or more of its members or, as to awards to Participants who are not subject to Section 16 of the Securities Exchange Act of 1934, as amended, to one or more officers of the Company or other nonemployee directors. If the Compensation Committee does not exist or cannot function for any reason, the Board may take any action under the Plan that would otherwise be the responsibility of the Compensation Committee.
Awards granted to non-employee directors are subject to approval of the Board.
Share Counting Rules
The number of shares reserved for issuance under the 2019 Equity Incentive Plan will be reduced by one (1.00) share for every one (1.00) share granted in respect of an award.
Any shares related to an award granted under the 2019 Equity Incentive Plan or 2017 Equity Incentive Plan that terminates by expiration, forfeiture, cancellation or otherwise without the issuance of such shares, are settled in cash in lieu of such shares, or are exchanged with the Compensation Committee’s permission, prior to the issuance of such shares, for awards not involving shares will be added back to the share reserve and will be available again for future grants under the 2019 Equity Incentive Plan.
Any shares that are withheld by the Company or tendered (by either actual delivery or attestation) by a Participant to satisfy tax withholding obligations associated with an award granted under the 2019 Equity Incentive Plan will not be added back to the share reserve and will not become available for future grants under the 2019 Equity Incentive Plan.
Any shares that are withheld by the Company or tendered (by either actual delivery or attestation) by a Participant to pay the Exercise Price (as defined below) of a stock option will not be added back to the share reserve and will not become available for future grants under the 2019 Equity Incentive Plan.
Any shares that were subject to a SAR granted under the 2019 Equity Incentive Plan that were not issued upon the exercise of such SAR will not be added back to the share reserve and will not become available for future grants under the 2019 Equity Incentive Plan.
Any shares that were purchased by the Company on the open market with the proceeds from the exercise of a stock option will not be added back to the share reserve and will not become available for future grants under the 2019 Equity Incentive Plan.

Awards
Under the 2019 Equity Incentive Plan, Participants may be granted awards in the form of stock options, SARs, restricted stock, restricted stock units, performance share units, performance units, cash awards, performance-based cash awards, and other stock-based awards, or any combination thereof.
The Administrator will have complete discretion to determine which eligible individuals are to receive awards, the type of awards to be granted, and the time or times when those awards are to be granted. In addition, the Administrator will have complete discretion to set the terms and conditions of each granted award (including but not limited to, the number of shares subject to or cash value of each award, performance and service conditions, performance period, payout amounts at various levels of achieved performance, Exercise Price (as defined below) or other consideration required to be paid for shares subject to the award, and the maximum term for which stock options or SARs are to remain outstanding. In addition, the Administrator, as it deems advisable, may impose restrictions on shares acquired pursuant to the exercise or settlement of an award.
Each award will be evidenced by a written or electronic agreement or statement (“Award Agreement”) that specifies the award’s terms and conditions as determined by the Compensation Committee.
A detailed description of each type of award follows.
Stock Options
Under the 2019 Equity Incentive Plan, the Administrator may grant awards in the form of an option to purchase shares (“Stock Options”) that are intended to meet the requirements of Section 422 of the Internal Revenue Code (referred to as “Incentive Stock Options”) and other Stock Options that do not meet such requirements (referred to as “Non-Qualified Stock Options”). The applicable Award Agreement will specify whether a stock option is an Incentive Stock Option or Non-Qualified Stock Option. A Stock Option will grant the holder the right to purchase a specific number of shares of common stock at a fixed price (“Exercise Price”) over a period not to exceed ten (10) years from the date of the grant.
An Option’s Exercise Price per share may not be less than one hundred percent (100%) of the fair market value of a share of common stock on the date the Option is granted.
No grant of an Incentive Stock Option may be made more than ten (10) years after the adoption of the 2019 Equity Incentive Plan by the Board.
Stock Appreciation Rights
Under the 2019 Equity Incentive Plan, the Administrator may grant awards in the form of a stock appreciation right or SAR. A stock appreciation right is a right to receive a payment, in cash and/or Common Stock, equal to the number of shares of Common Stock being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the SAR is exercised, over (ii) the Fair Market Value of a share of Common Stock on the date the SAR was granted as specified in the applicable Award Agreement (the “Base Price”). The maximum term of a SAR shall be ten (10) years from the date the SAR is granted.
Restricted Stock and Restricted Stock Units
Under the 2019 Equity Incentive Plan, the Administrator may grant awards denominated in shares of common stock RSAs or stock units RSUs subject to a period in which such shares or units are subject to forfeiture based on discontinued service, the failure to achieve performance criteria and/or the occurrence of other events as determined by the Administrator. Each RSU corresponds in value to a single share of common stock. According to the standard compensation practices of the Company, upon vesting, RSUs may be paid in cash, shares of common stock or a combination of the two as determined by the Administrator and set forth in the applicable Award Agreement. Vested grants of RSAs will be settled in shares of common stock by the Administrator after vesting according to the standard compensation practices of the Company. Any delay in the settlement of vested RSAs or RSUs will be intended to qualify as a short-term deferral under Section 409A of the Internal Revenue Code; however, the Company undertakes no responsibility for ensuring this is the case.
The Administrator may impose such conditions or restrictions on RSAs or RSUs, as it deems advisable. Holders of RSAs will have the same voting rights and dividend rights as holders of shares of common stock unless such rights are expressly limited by the Administrator in the applicable Award Agreement. No RSU will confer any voting rights.

The Administrator will determine and set forth in each applicable Award Agreement the extent to which a holder of RSUs has the right to receive dividend equivalents on each unit and the conditions under which such dividend equivalents will be paid to the holder. No dividends or dividend equivalents will be paid on RSAs or RSUs unless the applicable vesting conditions are satisfied.
Performance Share Units
Under the 2019 Equity Incentive Plan, the Administrator may grant an award denominated in shares of common stock or cash PSUs that are earned based on the achievement of one or more performance goals over a specified performance period. The number of PSUs earned over a performance period may vary based on the level of achieved performance.
Each PSU will have a value that corresponds to the fair market value of a share of common stock at the time of the grant of a PSU award. PSUs may be payable in the form of cash, shares or a combination of the two as determined by the Administrator and set forth in the applicable Award Agreement.
The Administrator will determine and set forth in each applicable Award Agreement the extent to which a holder of PSUs has the right to receive dividend equivalents on each unit and the conditions under which such dividend equivalents will be paid to the holder. No dividend equivalents will be paid on PSUs unless the applicable performance goals are satisfied.
Performance-Based Compensation and Performance Measures
The Administrator may grant awards that are intended to provide compensation solely on account of the attainment of one or more pre-established, objective performance goals. The vesting, level of payout, or value of performance-based awards will be determined by the attainment of one or more performance goals based on one or more performance measures selected by the Administrator. The specific performance goals for Performance-Based awards shall be, on an absolute or relative basis, established based on such business criteria as selected by the Administrator in its sole discretion (“Business Criteria”), including the following:
•	earnings per share;
•	cash flow (which means cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financing and investing activities);
•	total stockholder return;
•	price per share of Common Stock;
•	gross revenue;
•	revenue growth;
•	operating income (before or after taxes);
•	net earnings (before or after interest, taxes, depreciation and/or amortization);
•	return on equity;
•	capital employed, or on assets or on net investment;
•	cost containment or reduction;
•	cash cost per ounce of production;
•	operating margin;
•	debt reduction;
•	resource amounts;
•	production or production growth;
•	resource replacement or resource growth;
•	successful completion of financings; or
•	any combination of the foregoing.

Performance targets may be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets.
Cash Awards
The Administrator may, from time to time, subject to the provisions of the 2019 Equity Incentive Plan and such other terms and conditions as it may determine, grant cash bonuses (including without limitation, discretionary awards, awards based on objective or subjective performance criteria or awards subject to other vesting criteria). Under the 2019 Equity Incentive Plan, cash awards may be awarded in such amount and at such times during the term of the 2019 Equity Incentive Plan as the Administrator shall determine.
Prohibition on Repricing/Cash-Out of Stock Options and SARs
The Administrator may not implement any of the following repricing or cash-out programs without obtaining stockholder approval: (i) a reduction in the Exercise Price or Grant Price of any previously granted Stock Option or SAR; (ii) a cancellation of any previously granted Stock Option or SAR in exchange for another Stock Option or SAR with a lower Exercise Price or Grant Price, respectively; or (iii) a cancellation of any previously granted Stock Option or SAR in exchange for cash or another award if the Exercise Price of the Stock Option or the Grant Price of the SAR exceeds the fair market value of a share of common stock on the date of such cancellation, in each case other than in connection with a Change in Control (as defined below) or the capitalization adjustment provisions in the 2019 Equity Incentive Plan.
Change in Control and Vesting Acceleration
The following paragraphs describe how awards under the 2019 Equity Incentive Plan would be affected in the event of a Change in Control (as defined below), except as otherwise provided in the Award Agreement or other agreement between a Participant and the Company.
Definition of Change in Control. Generally, a Change in Control will be deemed to occur upon: (i) a direct or indirect acquisition by an individual, entity or group (“Person”) of Beneficial Ownership of shares of our common stock which, together with other direct or indirect acquisitions or beneficial ownership by such Person, results in aggregate Beneficial Ownership by such Person of fifty percent (50%) or more of either: (a) the then outstanding shares, or (b) the combined voting power of the then outstanding voting securities of the Company (both subject to certain exceptions); (ii) certain changes in the composition of our Board of Directors; or (iii) the consummation of certain corporate transactions including, but not limited to, the dissolution or liquidation of the Company, the sale of all or substantially all the assets of the Company, the merger or consolidation of the Company, or statutory share exchange involving capital stock of the Company.
Vesting Acceleration. Generally, the occurrence of a Change in Control will result in the immediate vesting of then outstanding awards and the settlement of such awards shortly thereafter pursuant to the following:
•
All outstanding Stock Options and Stock Appreciation Rights will become fully vested and immediately exercisable upon a Change in Control. All awards, other than Stock Options and SARs, that are not vested and as to which vesting depends solely upon the satisfaction of a service obligation by the holder shall become fully vested upon a Change in Control and will be paid in the form specified in the applicable Award Agreement within thirty (30) days following the effective date of the Change in Control.

•
All awards, other than Stock Options and SARs, that are not vested and as to which vesting depends upon the satisfaction of one or more performance conditions will immediately vest and all performance conditions will be deemed satisfied as if target performance was achieved and will be paid in the form specified in the applicable Award Agreement within thirty (30) days following the effective date of a Change in Control.

•
Provided, however, that should a qualifying Replacement Award (as that term is defined under Section 7.4 of the 2019 Equity Incentive Plan), be awarded to the affected Participant following a Change in Control, the terms of such Replacement Award shall control, and the foregoing acceleration provisions shall not apply.

Changes in Capitalization
If an equity restructuring causes the per-share value of our common stock to change, such as by reason of a stock dividend, extraordinary cash dividend, stock split, spin-off, rights offering, recapitalization or otherwise, equitable adjustments will be made to the number of shares available for issuance under the 2019 Equity Incentive Plan and to the terms of outstanding awards in a manner designed to preclude any dilution or enlargement of the 2019 Equity Incentive Plan and any outstanding awards pursuant to Section 7.1 of the Equity Incentive Plan.
Fair Market Value
For any award made pursuant to the 2019 Equity Incentive Plan, the fair market value per share of our common stock as of any date will be deemed to be equal to the closing price of the Company’s common stock as reported on the Nasdaq Capital Market on such date, or determined pursuant to such other method as may be selected by the Administrator.
Stockholder Rights
No Participant will have any stockholder rights with respect to the shares subject to a Stock Option or SAR until such Participant has exercised the Stock Option or SAR and paid the Exercise Price for the purchased shares (in the case of Stock Options), and any related withholding taxes. A Participant will not have any stockholder rights with respect to the shares of common stock subject to a RSU, PSU, Performance Unit or other Stock-Based award until that award vests and shares of common stock are actually issued under such awards. Subject to the terms of the applicable Award Agreement, a Participant will have full stockholder rights with respect to any shares of common stock issued to the Participant under the 2019 Equity Incentive Plan, which the Participant holds of record.
Transferability
Awards are not transferable other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a domestic relations order entered into by a court of competent jurisdiction. However, the Administrator may, in its discretion, determine that any or all awards may be transferable, without compensation by the transferor, to and exercisable by such transferees, and subject to such terms and conditions, as the Administrator may deem appropriate; provided, however, no award may be transferred for value without stockholder approval.
Withholding
The Administrator may provide holders of awards with the right to have the Company withhold cash or a portion of the shares otherwise issuable to such individuals in satisfaction of any applicable withholding taxes to which they become subject in connection with the exercise, vesting or settlement of their awards. The Administrator may also allow such individuals to deliver cash or previously acquired shares of our common stock in payment of such withholding tax liability. Alternatively, in any case where a tax is required to be withheld in connection with the delivery of shares under the 2019 Equity Incentive Plan, the Administrator may, in its sole discretion, grant (either at the time of the award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Company reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum (or, to the extent permitted by the Administrator, in its sole discretion, the maximum) applicable withholding obligation on exercise, vesting or payment.
Deferrals and Settlements
Payment of awards may be in the form of cash, shares, other awards, or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit Participants to elect to defer the issuance of shares of Common Stock or the settlement of awards in cash under such rules and procedures as it may establish under the 2019 Equity Incentive Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares. All mandatory or elective deferrals of the issuance of shares of Common Stock or the settlement of cash awards shall be structured in a manner that is intended to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended.
Clawback and Forfeitures for Cause
The Administrator may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable treatment of an award. Upon a Participant’s termination of service for cause, the Participant will forfeit, as of the date immediately preceding such termination of service, outstanding and unexercised Options and SARs, and outstanding and not yet settled RSAs, RSUs, PSUs, Performance Units, and Other Stock-Based Awards granted to the Participant.
Amendment and Termination
The Board may, at any time, amend, suspend or terminate the 2019 Equity Incentive Plan in whole or in part. No amendment of the 2019 Equity Incentive Plan may result in the “repricing” of any outstanding Stock Options or SARs without stockholder approval. To the extent necessary under any applicable law, regulation or exchange requirement, no amendment will be effective unless approved by the stockholders of the Company. No termination, amendment or suspension of the 2019 Equity Incentive Plan may adversely affect in any material way any award previously granted under the 2019 Equity Incentive Plan without the written consent of the award recipient subject to certain exceptions. These exceptions permit the Board or Administrator to amend outstanding awards to adjust for the occurrence of certain unusual or nonrecurring events and to conform to legal requirements without the written consent of the Award recipient.
Summary Description of the First Amendment to the 2019 Equity Incentive Plan
The sole purpose of the first amendment to the 2019 Equity Incentive Plan was to increase the number of shares available for issuance thereunder by 3,500,000 shares.
Summary Description of the Second Amendment to the 2019 Equity Incentive Plan
The sole purpose of the second amendment to the 2019 Equity Incentive Plan was to increase the number of shares available for issuance thereunder by 4,400,000 shares.
Summary Description of the Third Amendment to the 2019 Equity Incentive Plan
The sole purpose of the third amendment to the 2019 Equity Incentive Plan was to increase the number of shares available for issuance thereunder by 10,000,000 shares.
Summary Description of the Fourth Amendment to the 2019 Equity Incentive Plan
The sole purpose of the fourth amendment to the 2019 Equity Incentive Plan was to increase the number of shares available for issuance thereunder by 4,000,000 shares.
Summary Description of the Fifth Amendment to the 2019 Equity Incentive Plan
The sole purpose of the fifth amendment to the 2019 Equity Incentive Plan was to increase the number of shares available for issuance thereunder by 13,000,000 shares.
Vote Required
The affirmative vote of a majority of the votes cast on this Proposal No. 1 will be required to approve the Fifth Amendment (i.e., the number of “FOR” votes must exceed the number of “AGAINST” votes for this proposal to be approved).
Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the adoption of equity incentive plans. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Broker non-votes and abstentions will not be counted as votes cast “FOR” or “AGAINST” the approval of the Fifth Amendment and will have no effect on the outcome of the vote.
BOARD VOTING RECOMMENDATION REGARDING PROPOSAL NO. 1
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE FIFTH AMENDMENT TO THE 2019 EQUITY INCENTIVE PLAN AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE BY SELECTING “AGAINST” OR “ABSTAIN” ON THE PROXY.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of shares of our common stock, issued and outstanding as of the Record Date, by: (i) any person known to us to beneficially own five percent (5%) or more of our shares outstanding; (ii) each of the Company’s named executive officers and directors; and (iii) all of the Company’s then serving directors and executive officers as a group. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act, as amended. In computing the number of shares beneficially owned and the percentage ownership, shares of our common stock that the owner has the right to acquire within sixty (60) days after the Record Date are deemed outstanding but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned and their addresses are c/o: Riot Platforms, Inc., 3855 Ambrosia Street, Suite 301, Castle Rock, Colorado 80109.
Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Shares Beneficially Owned(1)
5% stockholders
The Vanguard Group, Inc.(2)	17,932,297	9.03%
BlackRock, Inc.(3)	11,407,415	5.74%
Directors and Named Executive Officers
Hannah Cho(4)	68,150	*
Hubert Marleau(5)	27,860	*
Lance D’Ambrosio(6)	13,441	*
Benjamin Yi(7)	3,385,344	*
Jason Les(8)	3,463,589	*
Jeffrey McGonegal(9)	415,888	*
Colin Yee(10)	354,006	*
William Jackman(11)	1,004,557	*
Chad Everett Harris(12)	14,400	*
All Directors and Executive Officers as a group (9 persons)(13)	8,747,234	4.40%
(1)
Percentage of class beneficially owned is based on 198,681,632 shares outstanding as of October 16, 2023. Each share is entitled to one vote. Shares issued pursuant to restricted stock awards, restricted stock unit awards and performance stock unit awards vesting within 60 days of the Record Date, made under the Company’s equity incentive plan are entitled to vote at meetings of the stockholders of the Company; therefore, such restricted shares and shares underlying such restricted and performance units are deemed outstanding for the purpose of computing the percentage ownership of the person holding such restricted shares but are not deemed outstanding for computing the percentage of any other person or group.

(2)
Based solely on information reported by The Vanguard Group, Inc. (“Vanguard”) on the Schedule 13G/A filed with the SEC on July 10, 2023, and reporting ownership as of June 30, 2023. Vanguard has sole voting power over 0 shares, shared voting power over 241,239 shares, sole dispositive power over 17,539,563 shares and shared dispositive power over 392,734 shares.

(3)
Based solely on information reported by BlackRock, Inc. (“BlackRock”) on the Schedule 13G filed with the SEC on February 3, 2023, and reporting ownership as of December 31, 2022. BlackRock has sole voting power over 11,112,000 shares, shared voting power over 0 shares, sole dispositive power over 11,407,415 shares and shared dispositive power over 0 shares.

(4)	Consists of 68,150 shares held directly as of October 16, 2023, by Ms. Cho.
(5)	Consists of 27,860 shares held directly as of October 16, 2023, by Mr. Marleau.
(6)	Consists of 13,441 shares held directly as of October 16, 2023, by Mr. D’Ambrosio.
(7)	Consists of (a) 1,016,666 shares held directly as of October 16, 2023, by Mr. Yi; (b) 697,974 unvested shares of performance-based RSAs; and (c) 1,670,704 unvested shares of service-based RSAs.
(8)
Consists of (a) 24,711 shares held directly as of October 16, 2023, by Mr. Les; (b) 1,070,200 shares held indirectly as of October 16, 2023, by Mr. Les, Trustee of the Jason M. Les Trust, dated March 8, 2021; (c) 697,974 unvested shares of performance-based RSAs; and (d) 1,670,704 unvested shares of service-based RSAs.

(9)
Effective September 27, 2022, Mr. McGonegal retired as the Chief Financial Officer of Riot. His beneficial ownership of Riot’s securities for the purposes of this table includes (a) 106,983 shares held directly as of October 16, 2023, by Mr. McGonegal; (b) 299,048 unvested shares of performance-based RSAs; and (c) 9,857 unvested shares of service-based RSAs.

(10)	Consists of (a) 85,719 shares held directly as of October 16, 2023, by Mr. Yee; (b) 206,000 unvested shares of performance-based RSAs; and (c) 62,287 unvested shares of service-based RSAs.
(11)	Consists of (a) 57,447 shares held directly as of October 16, 2023, by Mr. Jackman; 452,426 unvested shares of performance-based RSAs; and (c) 494,684 unvested shares of service-based RSAs.
(12)
Effective February 1, 2023, Mr. Harris departed from his position as Riot’s Chief Commercial Officer and from all other positions with the Company. His beneficial ownership of Riot’s securities for the purposes of this table includes 14,400 shares held of record as of October 16, 2023.

(13)	Includes each of the items noted in footnotes (4), (5), (6), (7), (8), (9), (10), (11), and (12) above.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS
FOR THE 2024 ANNUAL GENERAL MEETING OF STOCKHOLDERS
All stockholder proposals, including stockholder proposals for candidates for nomination for election to the Board, should be submitted in accordance with applicable SEC rules and regulations, Nevada law, and the Company’s procedures in its Bylaws for stockholder proposals. Stockholder proposals should be submitted to our Corporate Secretary by mail to the following address:
Riot Platforms, Inc.
3855 Ambrosia Street
Suite 301
Castle Rock, CO 80109
Attention: Corporate Secretary.
Stockholder proposals intended to be presented at, and included in the definitive proxy statement for, the 2024 Annual General Meeting of Stockholders (the “2024 Annual Meeting”) must be delivered to our Corporate Secretary on or before the close of business on January 2, 2024, to be considered timely pursuant to SEC Rule 14a-8 and our Bylaws. Stockholder proposals intended to be presented at the 2024 Annual Meeting outside of the SEC Rule 14a-8 process must be delivered to our Corporate Secretary at the above address no sooner than February 16, 2024, and no later than March 17, 2024, to be considered timely.
If the date of our 2024 Annual Meeting has been changed by more than thirty (30) days before or more than sixty (60) days after the first anniversary of this year’s Annual Meeting, to be timely notice by the stockholder must be delivered to our Corporate Secretary not earlier than the close of business on the ninetieth (90) day prior to the scheduled date of the 2024 Annual Meeting and not later than the close of business on the later of the sixtieth (60th) day prior the scheduled date of the 2024 Annual Meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of the 2024 Annual Meeting is first made by the Company.
Stockholders may nominate candidates for the Board by the same deadlines as set forth above for stockholder proposals for business to be eligible to come before the 2024 Annual Meeting. Each notice of business or nomination must set forth the information required by our Bylaws. Any such proposals, including stockholder proposals for candidates for nomination for election to the Board, must be submitted in accordance with applicable SEC rules and regulations, and follow the Company’s procedures in its Bylaws. In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by SEC Rule 14a-19 and provide reasonable evidence of such compliance, upon request. Submitting a notice does not ensure that the proposal will be raised at the 2024 Annual Meeting. We will not permit stockholder proposals or nominations that do not comply with the foregoing notice requirements to be brought before the 2024 Annual Meeting.

OTHER MATTERS
As of the date of this Proxy Statement, the Board does not intend to present any matters other than that which is described herein and knows of no other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.
INCORPORATION BY REFERENCE
Information contained on, or accessible through, our websites is not a part of this Proxy Statement and is not deemed incorporated by reference hereunder for any purpose.
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements contained in this Proxy Statement include, but are not limited to, statements about Riot’s future financial and operating performance, expectations regarding its strategies, product, and business plans, including its revenue and operational priorities, product initiatives, and product experiments; strategies for improving safety and expectations regarding the application of its abuse rules.
The board of directors does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.
It is important that your shares of our common stock be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
THE BOARD OF DIRECTORS OF RIOT PLATFORMS, INC.
October 17, 2023

APPENDIX A
PROXY	PROXY
RIOT PLATFORMS, INC.
3855 Ambrosia Street, Suite 301
Castle Rock, CO 80109
SPECIAL MEETING OF STOCKHOLDERS DECEMBER 14, 2023
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
By completing, executing, and submitting the attached Proxy Card, the stockholder of Riot Platforms, Inc. (the “Company”) constitutes and appoints the Chief Executive Officer of the Company, Mr. Jason Les, as the stockholder’s Attorney and Proxy to appear, attend and vote all of the shares of common stock the stockholder is entitled to vote at the Special Meeting of the Stockholders of the Company, to be held in a virtual-only format at www.virtualstockholdermeeting.com/RIOT2023SM on Thursday, December 14, 2023, beginning at 11:00 a.m. (Eastern Time), and at any adjournments or postponements thereof (the “Special Meeting”). Such shares shall be voted as indicated with respect to the proposal listed on the Proxy Card and in the discretion of the Proxy on such other matters as may properly come before the Special Meeting or any adjournments or postponements thereof in accordance with and as described in the Notice and Proxy Statement, which are available online at www.proxyvote.com and on our website at www.RiotPlatforms.com.
Please either submit your Proxy Card online at www.proxyvote.com by using the 16-digit control number assigned to you on your Proxy Card, by telephone by dialing 1-800-690-6903, or by mail. If you wish to submit your Proxy Card by mail, please mark, date and sign exactly as your name appears on your Proxy Card, including any designation as executor, Trustee, etc., if applicable, and return this Proxy in the enclosed pre-addressed, postage-paid envelope as promptly as possible to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. It is important to return this Proxy properly executed in order to exercise your right to vote if you do not attend the Special Meeting and vote live and online during the virtual webcast. This Proxy must be signed by a corporation or other entity’s authorized officer to be effective. All co-owners and each joint owner must sign and date this Proxy.
The 2023 Special Meeting Proxy Card is attached on the following page
A-1

APPENDIX B

FIFTH AMENDMENT
TO THE 2019 EQUITY INCENTIVE PLAN
This Fifth Amendment (the “Fifth Amendment”) to the 2019 Equity Incentive Plan, as amended (the “Plan”), as adopted by the unanimous approval of the members of the Board of Directors (the “Board”) of Riot Platforms, Inc. (the “Company”) upon the recommendation of the Compensation and Human Resources Committee of the Board (the “Committee”), amends the Plan as set forth herein, effective as of the date ratified and approved by the stockholders of the Company set forth at the end of this document (the “Effective Date”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan.
WHEREAS, the Plan, as adopted by the Committee and the Board, and as ratified and approved by the stockholders effective October 23, 2019, was adopted as the equity compensation plan of the Company to promote the success of the Company and to increase stockholder value by providing an additional means through the grant of Awards to attract, motivate, retain and reward selected employees and other eligible persons; and
WHEREAS, the First Amendment to the Plan (the “First Amendment”) was adopted by the Company and became effective as ratified and approved by the stockholders on November 12, 2020, to increase the number of shares of Common Stock available for issuance under the Plan (the “Share Reserve”) by 3,500,000 additional shares of Common Stock; and
WHEREAS, the Second Amendment to the Plan (the “Second Amendment”) was adopted by the Company and became effective as ratified and approved by the stockholders on October 19, 2021, to increase the number of shares of Common Stock available for issuance under the Plan (the “Share Reserve”) by 4,400,000 additional shares of Common Stock; and
WHEREAS, the Third Amendment to the Plan (the “Third Amendment”) was adopted by the Company and became effective as ratified and approved by the stockholders on July 27, 2022, to increase the number of shares of Common Stock available for issuance under the Plan (the “Share Reserve”) by 10,000,000 additional shares of Common Stock; and
WHEREAS, the Fourth Amendment to the Plan (the “Fourth Amendment”) was adopted by the Company and became effective as ratified and approved by the stockholders on June 27, 2023, to increase the number of shares of Common Stock available for issuance under the Plan (the “Share Reserve”) by 4,000,000 additional shares of Common Stock; and
WHEREAS, the Committee, both in its capacity as Plan Administrator and in furtherance of its responsibility to oversee the compensation and equity incentive practices, plans, and procedures of the Company, has been tasked with the oversight and administration of the Plan; and
WHEREAS, the Committee having considered the Company’s issuance of the Awards since the stockholders adopted the Plan, as amended, the Company’s expected needs for equity compensation and the shares of Common Stock available for issuance in the Share Reserve, has determined to adopt this Fifth Amendment to the Plan to increase the number of shares of Common Stock available for issuance under the Plan by 13,000,000 additional shares of Common Stock; and
NOW, THEREFORE, as approved by the Board upon the recommendation of the Committee as of October 11, 2023 and as approved by the stockholders of the Company as of the date listed below, this Fifth Amendment to the Plan is hereby adopted and approved in all respects. Accordingly, pursuant to this Fifth Amendment, the Plan is hereby amended as follows:
1. As of the Effective Date, Section 4.2 of the Plan is hereby amended by deleting it in its entirety and is replaced with the following:
“4.2 Share Limit. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Persons under this Plan may not exceed 38,500,000 (the “Share Limit”). Such shares of Common Stock may be authorized and unissued shares or, to the extent permitted by applicable law, issued shares of Common Stock that have been reacquired by the Company. Such shares of Common Stock may be used for any type of Award under the Plan, and any or all of the shares of Common Stock up to the Share Limit may be allocated to Incentive Stock Options. Solely for the purpose of determining the number of shares
B-1

of Common Stock available for Awards under this Section 4.2, the number of shares of Common Stock available for issuance under the Plan shall be reduced by one (1.00) share of Common Stock for every one (1.00) share of Common Stock granted in respect of an Award; provided, however, that in the case of an Award that provides for a range of potential payouts of shares of Common Stock, the number of shares of Common Stock available for issuance under the Plan shall be reduced by the maximum number of shares of Common Stock that may be paid under such an Award. The foregoing Share Limit is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.”
2. Except as specifically set forth in this Fifth Amendment, no provision of the Plan is changed, and the Plan is hereby ratified in its entirety and shall remain in full force and effect.
As adopted by the Board of Directors of Riot Platforms, Inc. on October 11, 2023.

As adopted by the Stockholders of Riot Platforms, Inc. on December 14, 2023
B-2

APPENDIX C

2019 EQUITY INCENTIVE PLAN, AS AMENDED
1.	PURPOSE OF PLAN
1.1 The purpose of this 2019 Equity Incentive Plan (this “Plan”) of Riot Platforms, Inc., a Nevada corporation (the “Corporation”), is to promote the success of the Corporation and to increase stockholder value by providing an additional means through the grant of Awards to attract, motivate, retain and reward selected employees and other eligible persons.
As of the date of approval of the Plan, no additional grants will be made under the Corporation’s 2017 Equity Incentive Plan (the “2017 Plan”). Any shares of Common Stock not subject to exercised or outstanding grants under the 2017 Plan as of the date of this Plan may be issued under this Plan. Outstanding grants under the 2017 Plan will continue to be governed by the terms of such grants and the terms of the 2017 Plan under which they were issued.
2.	ELIGIBILITY
2.1 The Administrator (as such term is defined in Section 3.1) may grant Awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) an individual consultant who renders bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation's eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the “Securities Act”), the offering and sale of shares issuable under this Plan by the Corporation, or the Corporation's compliance with any other applicable laws. An Eligible Person who has been granted an Award (a “Participant”) may, if otherwise eligible, be granted additional Awards if the Administrator shall so determine. As used herein, “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.
3.	PLAN ADMINISTRATION
3.1 The Administrator. This Plan shall be administered by and all Awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board of Directors of the Corporation (the “Board”) or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by Nevada Revised Statutes and any other applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to determine Eligible Persons who will receive grants of Awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such Awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the affirmative vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute due authorization of an action by the acting Administrator.
Award grants, and transactions in or involving Awards, intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable stock exchange, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable stock exchange). Awards granted to non-employee directors shall not be subject to the discretion of any officer or employee of the Corporation and shall be administered exclusively by a committee consisting solely of independent directors.

3.2 Powers of the Administrator. Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of Awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:
(a) determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive Awards under this Plan;
(b) grant Awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, establish the installments (if any) in which such Awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such Awards;
(c) approve the forms of Award agreements (which need not be identical either as to type of Award or among Participants);
(d) construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the Awards granted under this Plan;
(e) cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards, subject to any required consent under Section 8.6.5;
(f) accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding Awards (in the case of options or stock appreciation rights, within the maximum ten-year term of such Awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events) subject to any required consent under Section 8.6.5;
(g) determine the date of grant of an Award, which may be a designated date after but not before the date of the Administrator's action (unless otherwise designated by the Administrator, the date of grant of an Award shall be the date upon which the Administrator took the action granting an Award);
(h) determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution, acceleration or succession of Awards upon the occurrence of an event of the type described in Section 7;
(i) acquire or settle (subject to Sections 7 and 8.6) rights under Awards in cash, stock of equivalent value, or other consideration; and
(j) determine the Fair Market Value (as defined in Section 5.6) of the common stock or Awards under this Plan from time to time and/or the manner in which such value will be determined.
3.3 Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board, the Administrator, nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, legal fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.
3.4 Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. The Administrator shall not be liable for any such action or determination taken or made or omitted in good faith based upon such advice.

3.5 Delegation of Non-Discretionary Functions. In addition to the ability to delegate certain grant authority to officers of the Corporation as set forth in Section 3.1, the Administrator may also delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.
4.	SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMIT
4.1 Shares Available. Subject to the provisions of Section 7.1, the capital stock available for issuance under this Plan shall be shares of the Corporation's authorized but unissued common stock. For purposes of this Plan, “Common Stock” shall mean the common stock of the Corporation and such other securities or property as may become the subject of Awards under this Plan, or may become subject to such Awards, pursuant to an adjustment made under Section 7.1.
4.2 Share Limit. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Persons under this Plan may not exceed the sum of 3,600,000 shares of Common Stock and the number of shares available for grant under the 2017 Plan as of the Effective Date (the “Share Limit”). Such shares of Common Stock may be authorized and unissued shares or, to the extent permitted by applicable law, issued shares of Common Stock that have been reacquired by the Corporation. Such shares of Common Stock may be used for any type of Award under the Plan, and any or all of the shares of Common Stock up to the Share Limit may be allocated to Incentive Stock Options. Solely for the purpose of determining the number of shares of Common Stock available for Awards under this Section 4.2, the number of shares of Common Stock available for issuance under the Plan shall be reduced by one (1.00) share of Common Stock for every one (1.00) share of Common Stock granted in respect of an Award; provided, however, that in the case of an Award that provides for a range of potential payouts of shares of Common Stock, the number of shares of Common Stock available for issuance under the Plan shall be reduced by the maximum number of shares of Common Stock that may be paid under such an Award.
The foregoing Share Limit is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.
4.3 Awards Settled in Cash, Reissue of Awards and Shares. The Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute Awards) and make adjustments in accordance with this Section 4.3. In determining the number of shares of Common Stock available for grant under the Plan at any time, the following rules shall apply:
(a) Any shares of Common Stock subject to an Award granted under the Plan or the 2017 Plan that on or after the Effective Date terminates by expiration, forfeiture, cancellation or otherwise without the issuance of the shares (or with the forfeiture of shares in connection with a restricted stock Award), is settled in cash in lieu of shares, or is exchanged with the Committee’s permission, prior to the issuance of shares, for an Award not involving shares shall become available again for grant under the Plan.
(b) Any shares of Common Stock that, with the Administrator’s approval, are withheld by the Corporation or tendered by a Participant (by either actual delivery or attestation) on or after the Effective Date to (i) pay the exercise price of an option granted under the Plan or 2017 Plan or (ii) to satisfy tax withholding obligations associated with an option granted under the Plan or 2017 Plan shall not become available again for grant under the Plan.
(c) Any shares of Common Stock that were purchased by the Corporation on the open market with the proceeds from the exercise of a stock option granted under the Plan or the 2017 Plan on or after the Effective Date shall not become available for grant under the Plan.
(d) Any shares of Common Stock that were subject to a stock-settled SAR granted under the Plan or 2017 Plan that were not issued upon the exercise of such SAR on or after the Effective Date shall not become available again for grant under the Plan.
(e) Any shares of Common Stock that, with the Administrator’s approval, are withheld by the Corporation or tendered by a Participant (by either actual delivery or attestation) on or after the Effective Date to satisfy tax withholding obligations associated with a SAR granted under the Plan or 2017 Plan shall not become available again for grant under the Plan.

(f) Any shares of Common Stock that, with the Administrator’s approval, are withheld by the Corporation or tendered by a Participant (by either actual delivery or attestation) on or after the Effective Date to satisfy tax withholding obligations associated with an Award (other than an option or SAR) granted under the Plan or 2017 Plan, shall become available again for grant under the Plan.
4.4 Reservation of Shares; No Fractional Shares. The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation's obligations and contingent obligations to deliver shares with respect to Awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of Awards under this Plan.
5.	AWARDS
5.1 Type and Form of Awards. The Administrator shall determine the type or types of “Award(s)” to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of Awards that may be granted under this Plan are:
5.1.1 Stock Options. A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO). The Award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5.
5.1.2 Additional Rules Applicable to ISOs. To the extent that the aggregate Fair Market Value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its Subsidiaries (for this purpose, the term “Subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the Subsidiary in question). There shall be imposed in any Award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option on the date such option is granted is at least 110% of the Fair Market Value of a share of Common Stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.
5.1.3 Stock Appreciation Rights. A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Stock, equal to the number of shares of Common Stock being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the SAR is exercised, over (ii) the Fair Market Value of a share of Common Stock on the date the SAR was granted as specified in the applicable Award agreement (the “Base Price”). The maximum term of a SAR shall be ten (10) years from the date the SAR is granted.
5.1.4 Restricted Shares.
(a) Restrictions. Restricted shares are shares of Common Stock subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Administrator may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Administrator may determine at the date of grant or thereafter. Except to the extent restricted under the terms of this Plan and the applicable Award agreement relating to the restricted stock, a Participant granted restricted stock shall have all of the rights of a stockholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Administrator).
(b) Certificates for Shares. Restricted shares granted under this Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing restricted stock are registered in the name of the Participant, the Administrator may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such restricted stock, that the Corporation retain physical possession of the certificates, and that the Participant deliver a stock power to the Corporation, endorsed in blank, relating to the restricted stock. The Administrator may require that restricted shares are held in escrow until all restrictions lapse
(c) Dividends. With respect to an Award of restricted shares of Common Stock, the Administrator may grant or limit the right of a Participant to receive dividends declared on shares of Common Stock that are subject to such Award to the extent the Award is not yet vested. The terms of any right to dividends shall be as set forth in the applicable Award agreement, including the time and form of payment and whether such dividends shall be credited with interest or deemed to be reinvested in additional shares of restricted Common Stock. If the Administrator grants the right to a Participant to receive dividends declared on shares of Common Stock subject to an unvested Award of restricted Common Stock, then such dividends shall be subject to the same performance conditions and/or service conditions, as applicable, as the underlying Award.
5.1.5 Restricted Share Units.
(a) Grant of Restricted Share Units. A restricted share unit, or “RSU”, represents the right to receive from the Corporation on the respective scheduled vesting or payment date for such RSU, one share of Common Stock. An Award of RSUs may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Administrator may determine, subject to the provisions of this Plan. At the time an Award of RSUs is made, the Administrator shall establish a period of time during which the restricted share units shall vest and the timing for settlement of the RSU.
(b) Dividend Equivalent Accounts. Subject to the terms and conditions of the Plan and the applicable Award agreement, as well as any procedures established by the Administrator, prior to the expiration of the applicable vesting period of an RSU, the Administrator may determine to pay dividend equivalent rights with respect to RSUs, in which case, the Corporation shall establish an account for the Participant and reflect in that account any securities, cash or other property comprising any dividend or property distribution with respect to the shares of Common Stock underlying each RSU. Each amount or other property credited to any such account shall be subject to the same vesting conditions as the RSU to which it relates. The Participant shall have the right to be paid the amounts or other property credited to such account upon vesting of the subject RSU.
(c) Rights as a Stockholder. Subject to the restrictions imposed under the terms and conditions of this Plan and the applicable Award agreement, each Participant receiving RSUs shall have no rights as a stockholder with respect to such RSUs until such time as shares of Common Stock are issued to the Participant. No shares of Common Stock shall be issued at the time a RSU is granted, and the Company will not be required to set aside a fund for the payment of any such Award. Except as otherwise provided in the applicable Award agreement, shares of Common Stock issuable under an RSU shall be treated as issued on the first date that the holder of the RSU is no longer subject to a substantial risk of forfeiture as determined for purposes of Section 409A of the Code, and the holder shall be the owner of such shares of Common Stock on such date. An Award agreement may provide that issuance of shares of Common Stock under an RSU may be deferred beyond the first date that the RSU is no longer subject to a substantial risk of forfeiture, provided that such deferral is structured in a manner that is intended to comply with the requirements of Section 409A of the Code.
5.1.6 Cash Awards. The Administrator may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant cash bonuses (including without limitation, discretionary Awards, Awards based on objective or subjective performance criteria, Awards subject to other vesting criteria or Awards granted consistent with Section 5.2 below). Cash Awards shall be awarded in such amount and at such times during the term of the Plan as the Administrator shall determine.

5.1.7 Other Awards. The other types of Awards that may be granted under this Plan include: (a) stock bonuses, performance stock, performance units, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock (subject to the requirements of Section 5.1.1 and in compliance with applicable laws), upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon.
5.2 Performance-Based Awards. Without limiting the generality of the foregoing, any of the types of Awards listed in Sections 5.1.1 through 5.1.7 above may be, on such terms as determined by the Administrator in its sole discretion, granted as “Performance-Based Awards,” whose grant, vesting, exercisability, or payment depends on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using the Business Criteria provided for below for the Corporation on a consolidated basis or for one or more of the Corporation's Subsidiaries, segments, divisions or business units, or any combination of the foregoing. Such criteria may be evaluated on an absolute basis or relative to prior periods, industry peers, or stock market indices. The specific performance goals for Performance-Based Awards shall be, on an absolute or relative basis, established based on such business criteria as selected by the Administrator in its sole discretion (“Business Criteria”), including the following: (a) earnings per share; (b) cash flow (which means cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financing and investing activities); (c) total stockholder return; (d) price per share of Common Stock; (e) gross revenue; (f) revenue growth; (g) operating income (before or after taxes); (h) net earnings (before or after interest, taxes, depreciation and/or amortization); (i) return on equity; (j) capital employed, or on assets or on net investment; (k) cost containment or reduction; (l) cash cost per ounce of production; (m) operating margin; (n) debt reduction; (o) resource amounts; (p) production or production growth; (q) resource replacement or resource growth; (r) successful completion of financings; or (s) any combination of the foregoing. Performance targets may be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets.
5.3 Award Agreements. Each Award shall be evidenced by a written or electronic Award agreement in the form approved by the Administrator and, if required by the Administrator, executed by the recipient of the Award and returned to the Administrator. In the event an Award recipient fails to execute and return an Award agreement when required by the Administrator, such Award shall be null and void. The Administrator may authorize any officer of the Corporation (other than the particular Award recipient) to execute any or all Award agreements on behalf of the Corporation (electronically or otherwise). The Award agreement shall set forth the material terms and conditions of the Award as established by the Administrator consistent with the express limitations of this Plan.
5.4 Deferrals and Settlements. Payment of Awards may be in the form of cash, Common Stock, other Awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit Participants to elect to defer the issuance of shares of Common Stock or the settlement of Awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares. All mandatory or elective deferrals of the issuance of shares of Common Stock or the settlement of cash Awards shall be structured in a manner that is intended to comply with the requirements of Section 409A of the Code.
5.5 Consideration for Common Stock or Awards. The purchase price for any Award granted under this Plan or the Common Stock to be delivered pursuant to an Award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator and subject to compliance with applicable laws, including, without limitation, one or a combination of the following methods:
(a) services rendered by the recipient of such Award;
(b) cash, check payable to the order of the Corporation, or electronic funds transfer;
(c) notice and third-party payment in such manner as may be authorized by the Administrator;
(d) the delivery of previously owned shares of Common Stock that are fully vested and unencumbered;
(e) by a reduction in the number of shares otherwise deliverable pursuant to the Award; or

(f) subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of Awards.
In the event that the Administrator allows a Participant to exercise an Award by delivering shares of Common Stock previously owned by such Participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the Participant from the Corporation (upon exercise of a stock option or otherwise) must have been owned by the Participant at least six (6) months as of the date of delivery (or such other period as may be required by the Administrator in order to avoid adverse accounting treatment). Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their Fair Market Value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase, as established from time to time by the Administrator, have been satisfied. Unless otherwise expressly provided in the applicable Award agreement, the Administrator may at any time eliminate or limit a Participant's ability to pay the purchase or exercise price of any Award by any method other than cash payment to the Corporation.
5.6 Definition of Fair Market Value. For purposes of this Plan “Fair Market Value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the closing price for a share of Common Stock on the trading day immediately before the grant date, as furnished by the NASDAQ Stock Market or other principal stock exchange on which the Common Stock is then listed for the date in question, or if the Common Stock is no longer listed on a principal stock exchange, then by the Over-the-Counter Bulletin Board or OTC Markets. If the Common Stock is no longer listed on the NASDAQ Capital Market or listed on a principal stock exchange or is no longer actively traded on the Over-the-Counter Bulletin Board or OTC Markets as of the applicable date, the Fair Market Value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the Award in the circumstances.
5.7 Transfer Restrictions.
5.7.1 Limitations on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 5.7, by applicable law and by the Award agreement, as the same may be amended, (a) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) Awards shall be exercised only by the Participant; and (c) amounts payable or shares issuable pursuant to any Award shall be delivered only to (or for the account of) the Participant.
5.7.2 Exceptions. The Administrator may permit Awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing (provided that any such transfers of ISOs shall be limited to the extent permitted under the federal tax laws governing ISOs). Any permitted transfer shall be subject to compliance with applicable federal and state securities laws. In no event will any Award granted under this Plan be transferred for value or consideration.
5.7.3 Further Exceptions to Limits on Transfer. The exercise and transfer restrictions in Section 5.7.1 shall not apply to:
(a) transfers to the Corporation;
(b) the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution;
(c) subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator;
(d) subject to any applicable limitations on ISOs, if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative; or
(e) the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Administrator.

5.8 International Awards. Notwithstanding any provision of the Plan to the contrary, to comply with the laws in other countries in which the Corporation or any subsidiaries operate or have employees or directors, the Administrator, in its sole discretion, shall have the power and authority to:
(a) determine which subsidiaries shall be covered by the Plan;
(b) determine which employees or directors who reside outside the United States are eligible to participate in the Plan;
(c) modify the terms and conditions of any Award granted to employees or directors who reside outside the United States to comply with applicable foreign laws;
(d) establish sub-plans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any sub-plans and modifications to Plan terms and procedures established under this Section 5.8 by the Administrator shall be attached to the Plan document as appendices; and
(e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.
Notwithstanding the above, the Administrator may not take any actions under this Section 5.8 that would violate applicable law.
5.9 Vesting. Subject to Section 5.1.2 hereof, Awards shall vest at such time or times and subject to such terms and conditions as shall be determined by the Administrator at the time of grant.
6.	EFFECT OF TERMINATION OF SERVICE ON AWARDS
6.1 Termination of Employment.
6.1.1 The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each Award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of Award. If the Participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the Award agreement otherwise provides) of whether the Participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.
6.1.2 For Awards of stock options or SARs, unless the Award agreement provides otherwise, the exercise period of such options or SARs (to the extent the Participant was entitled to exercise such options or SARs as of the date of termination) shall expire: (i) three (3) months after the last day that the Participant is employed by or provides services to the Corporation or a Subsidiary (provided; however, that in the event of the Participant's death during this period, those persons entitled to exercise the option or SAR pursuant to the laws of descent and distribution shall have one year following the date of death within which to exercise such option or SAR); (ii) in the case of a Participant whose termination of employment is due to death or disability (as defined in the applicable Award agreement), twelve (12) months after the last day that the Participant is employed by or provides services to the Corporation or a Subsidiary; and (iii) immediately upon a Participant's termination for “cause”. The Administrator will, in its absolute discretion, determine the effect of all matters and questions relating to a termination of employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a termination of employment and whether a Participant's termination is for “Cause.”
If not defined in the applicable Award agreement, “Cause” shall mean:
(i) conviction of a felony or a crime involving fraud or moral turpitude; or
(ii) theft, material act of dishonesty or fraud, intentional falsification of any employment or Corporation records, or commission of any criminal act which impairs Participant's ability to perform appropriate employment duties for the Corporation; or
(iii) intentional or reckless conduct or gross negligence materially harmful to the Corporation or the successor to the Corporation after a Change in Control, including violation of a non-competition or confidentiality agreement; or
(iv) willful failure to follow lawful instructions of the person or body to which Participant reports; or

(v) gross negligence or willful misconduct in the performance of Participant's assigned duties. Cause shall not include mere unsatisfactory performance in the achievement of Participant's job objectives.
6.1.3 For Awards of restricted shares, unless the Award agreement provides otherwise, restricted shares that are subject to forfeiture at the time that a Participant’s employment or service is terminated shall be forfeited and reacquired by the Corporation; provided that, the Administrator may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to restricted shares shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of restricted shares. Similar rules shall apply in respect of RSUs.
6.2 Events Not Deemed Terminations of Service. Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than three (3) months. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the Award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award agreement.
6.3 Effect of Change of Subsidiary Status. For purposes of this Plan and any Award, if an entity ceases to be a Subsidiary of the Corporation, a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status.
7.	ADJUSTMENTS; ACCELERATION
7.1 Adjustments.
(a) In the event of any equity restructuring (within the meaning of FASB ASC Topic 718) that causes the per share value of shares of Common Stock to change, such as a stock dividend, stock split, reverse stock split, split up, spin-off, rights offering or recapitalization through an extraordinary dividend, the Administrator, in order to prevent dilution or enlargement of Participants’ rights under the Plan, shall substitute or adjust, as applicable, (i) the number and kind of shares of Common Stock or other securities that may be issued under the Plan or under particular forms of Award agreements, (ii) the number and kind of shares of Common Stock or other securities subject to outstanding Awards, (iii) the exercise price or Base Price applicable to outstanding Awards, and (iv) other value determinations applicable to outstanding Awards. In the event of any other change in corporate capitalization (including, but not limited to, a merger, consolidation, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code), or any partial or complete liquidation of the Company to the extent such events do not constitute equity restructurings or business combinations within the meaning of FASB ASC Topic 718, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Administrator to prevent dilution or enlargement of rights. Unless otherwise determined by the Administrator, the number of shares of Common Stock subject to an Award shall always be a whole number.
(b) In addition to the adjustments permitted under paragraph (a) above, the Administrator, in its sole discretion, may make such other adjustments or modifications in the terms of any Awards that it deems appropriate to reflect any of the events described in Section 7.1(a), including, but not limited to, (i) modifications of performance goals and changes in the length of performance periods, or (ii) the substitution of other property of equivalent value (including, without limitation, cash, other securities and securities of entities other than the Corporation that agree to such substitution) for the shares of Common Stock available under the Plan or the shares of Common Stock covered by outstanding Awards, including arranging for the assumption, or replacement with new awards, of Awards held by Participants and (iii) in connection with any sale of a Subsidiary, arranging for the assumption, or replacement with new awards, of Awards held by Participants employed by the affected Subsidiary by the Subsidiary or an entity that controls the Subsidiary following the sale of such Subsidiary.
(c) In addition to the adjustments permitted under paragraphs (a) and (b) above, the Administrator may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Corporation or the financial statements of the Corporation or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of Participants’ rights under the Plan.
(d) The determination of the Administrator as to the foregoing adjustments set forth in this Section 7.1, if any, shall be made in accordance with Code Sections 409A or 424, to the extent applicable, and shall be conclusive and binding on Participants under the Plan.
7.2 Change in Control. For purposes of this Plan, “Change in Control” shall be deemed to have occurred if:
(a) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Corporation Voting Securities”); excluding, however, the following: (1) any acquisition directly from the Corporation, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Corporation, (2) any acquisition by the Corporation, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any entity controlled by the Corporation, or (4) any acquisition pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (c) of this Section 7.2; or
(b) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board being hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 7.2.(b), that any individual who becomes a member of the Board subsequent to the Effective Date, whose election, or nomination for election by the Corporation’s stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this provision) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or
(c) Consummation of a reorganization, merger or consolidation of the Corporation, or sale or other disposition of all or substantially all of the assets of the Corporation (“Corporate Transaction”); excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Corporation Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more Subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of Outstanding Corporation Voting Securities, (2) no Person (other than the Corporation, any employee benefit plan (or related trust) of the Corporation or such corporation (described in clause (1) of this Section 7.2(c)) resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 40% or more of the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or
(d) A complete liquidation or dissolution of the Company.
Notwithstanding any of the foregoing, however, in any circumstance or transaction in which compensation resulting from or in respect of an Award would result in the imposition of an additional tax under Code Section 409A if the foregoing definition of “Change in Control” were to apply, but would not result in the imposition of any additional tax if the term “Change in Control” were defined herein to mean a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5), then “Change in Control” shall mean a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5), but only to the extent necessary to prevent such compensation from becoming subject to an additional tax under Code Section 409A.

7.3 Effect of Change in Control. Subject to Section 7.1, upon a Change in Control, all then-outstanding Awards shall immediately vest and be settled in accordance with paragraphs (a) and (b) below, except as may otherwise be provided in a then-effective written agreement (including an Award agreement) between a Participant and the Corporation. The immediately preceding sentence shall not apply to the extent that another Award meeting the requirements of Section 7.4 (“Replacement Award”) is provided to the Participant pursuant to Section 7.1(b) to replace an Award (“Replaced Award”)).
(a)	Outstanding Awards Subject Solely to a Service Condition.
(i)
Upon a Change in Control, a Participant’s then-outstanding Awards, other than options and SARs, that are not vested and as to which vesting depends solely on the satisfaction of a service obligation by the Participant to the Corporation or any Subsidiary shall become fully vested and shall be settled in cash, shares of Common Stock or a combination thereof, as determined by the Administrator, within thirty (30) days following such Change in Control (except to the extent that settlement of the Award must be made pursuant to its original schedule to comply with Code Section 409A).

(ii)
Upon a Change in Control, a Participant’s then-outstanding options and SARs that are not vested and as to which vesting depends solely on the satisfaction of a service obligation by the Participant to the Corporation or any Subsidiary shall become fully vested and exercisable over the exercise period set forth in the applicable Award Agreement. Notwithstanding the immediately preceding the sentence, the Administrator may elect to cancel such outstanding options or SARs and pay the Participant, within thirty (30) days of the date of the Change in Control, an amount of cash (less normal withholding taxes) equal to the excess of (i) the value, as determined by the Administrator, of the consideration (including cash) received by the holder of a share of Common Stock as a result of the Change in Control (or if the Corporation stockholders do not receive any consideration as a result of the Change in Control, the Fair Market Value of a share of Common Stock on the day immediately prior to the Change in Control) over (ii) the exercise price of such options or the Base Price of such SARs, multiplied by the number of shares of Common Stock subject to each such Award in accordance with Code Section 409A to the extent applicable. No payment shall be made to a Participant for any option or SAR if the exercise price or Base Price for such option or SAR, respectively, exceeds the value, as determined by the Administrator, of the consideration (including cash) received by the holder of a share of Common Stock as a result of the Change in Control.

(b)	Outstanding Awards Subject to a Performance Condition.
(i)
Upon a Change in Control, a Participant’s then-outstanding Awards, other than options and SARs, that are not vested and as to which vesting depends upon the satisfaction of one or more performance conditions shall immediately vest and all performance conditions shall be deemed satisfied based on the greater of (1) target performance and (2) actual performance through the date of the Change in Control (with the Administrator adjusting performance goals to the extent necessary to reflect any truncated performance period), as certified by the Administrator, composed of such members serving as of a date immediately prior to the Change in Control, and shall be settled in cash, shares of Common Stock or a combination thereof, as determined by the Administrator, within thirty (30) days following such Change in Control (except to the extent that settlement of the Award must be made pursuant to its original schedule to comply with Code Section 409A).

(ii)
Upon a Change in Control, a Participant’s then-outstanding options and SARs that are not vested and as to which vesting depends upon the satisfaction of one or more performance conditions shall immediately vest and all performance conditions shall be deemed satisfied based on the greater of (1) target performance and (2) actual performance through the date of the Change in Control (with the Administrator adjusting performance goals to the extent necessary to reflect any truncated performance period), as certified by the Administrator, composed of such members serving as of a date immediately prior to the Change in Control and shall be exercisable over the exercise period set forth in the applicable Award Agreement. Notwithstanding the immediately preceding sentence, the Administrator may elect to cancel such outstanding options or SARs and pay the Participant, within thirty (30) days of the date of the Change in Control, an amount of cash (less normal withholding taxes) equal to the excess of (i) the value, as determined by the Administrator, of the consideration (including cash) received by the holder of a share of Common Stock as a result of the Change in Control (or if the Corporation stockholders do not receive any consideration as a result of the Change in Control, the Fair Market Value of a share of Common Stock on the day immediately prior to the Change in Control) over (ii) the exercise price of such options or the Base Price of such SARs (to the extent vested pursuant to the immediately preceding sentence), multiplied by the number of shares of Common Stock subject to each such Award in accordance with Code Section 409A to the extent applicable. No payment shall be made to a Participant for any option or SAR if the exercise price or Base Price for such option or SAR, respectively, exceeds the value, as determined by the Administrator, of the consideration (including cash) received by the holder of a share of Common Stock as a result of the Change in Control.
The Administrator may adopt such valuation methodologies for outstanding Awards as it deems reasonable and, in the case of options, SARs or similar rights, and without limiting other methodologies, may determine the value of such Awards on date of settlement/exercise based solely upon (i) the excess, if any, of the Fair Market Value of a share of Common Stock on the date of settlement/exercise over the exercise price or Base Price of the Award, as applicable, multiplied by (ii) the number of shares of Common Stock subject to such exercise or settlement.
7.4 Definition of Replacement Award.
(a) An Award shall meet the conditions of this Section 7.4(a) (and hence qualify as a Replacement Award) if: (i) it is of the same type as the Replaced Award (or, if it is of a different type as the Replaced Award (such as a deferred cash equivalent award), the Administrator, as constituted immediately prior to the Change in Control, finds such type acceptable); (ii) it has a value at least equal to the value of the Replaced Award; (iii) it relates to publicly traded equity securities listed on a U.S. national securities exchange, except in the case of a Replacement Award granted in the form of a deferred cash equivalent award; (iv) its terms and conditions comply with Section 7.4(b); and (v) its other terms and conditions are not less favorable to the holder of the Replacement Award than the terms and conditions of the holder’s Replaced Award (including the provisions that would apply in the event of a subsequent Change in Control). Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 7.4(a) are satisfied shall be made by the Administrator, as constituted immediately before the Change in Control, in its sole discretion. Without limiting the generality of the foregoing, the Administrator may determine the value of Awards and Replacement Awards that are options or SARs by using any reasonable methodology, including but not limited to determining value by reference to intrinsic value or fair value under applicable accounting standards.
(b) Upon an involuntary termination of employment or service of a Participant occurring at any time following the Change in Control, other than for Cause, (i) a Participant’s then-outstanding Replacement Awards (other than Replacement Awards in the form of an option or SAR) that are not vested and as to which vesting depends solely on the satisfaction of a service obligation by the Participant to the Corporation or any Subsidiary shall become fully vested and shall be settled in cash, shares of Common Stock or a combination thereof, in accordance with the applicable Award agreement, within thirty (30) days following such Change in Control (except to the extent that settlement of the Award must be made pursuant to its original schedule to comply with Code Section 409A), (ii) a Participant’s then-outstanding Replacement Awards in the form of an option or SAR that are not vested and as to which vesting depends solely on the satisfaction of a service obligation by the Participant to the Corporation or any Subsidiary shall become fully vested and shall be exercisable over the exercise period set forth in the applicable Award agreement, (iii) a Participant’s then outstanding Replacement Awards (other than those in the form of an option or SAR) that are not vested and as to which vesting depends upon the satisfaction of one or more performance conditions shall immediately vest and performance conditions shall be deemed satisfied based on target performance and shall be settled in cash, shares of Common Stock or a combination thereof, as determined by the then Administrator or its equivalent, within thirty (30) days following such termination of employment or service (except to the extent that settlement of the Award must be made pursuant to its original schedule to comply with Code Section 409A) and (iv) a Participant’s then-outstanding Replacement Awards in the form of options and SARs that are not vested and as to which vesting depends upon the satisfaction of one or more performance conditions shall immediately vest and all performance conditions shall be deemed satisfied based on target performance and shall be exercisable over the exercise period set forth in the applicable Award agreement.
7.5 Other Acceleration Rules. Any acceleration of Awards pursuant to this Section 7 shall comply with applicable legal and stock exchange requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Administrator to occur a limited period of time not greater than thirty (30) days before the event. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an Award if an event giving rise to the acceleration does not occur. The portion of any ISO accelerated pursuant to Section 7.3 or any other action permitted hereunder shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.
7.6 Possible Rescission of Acceleration. If the vesting of an Award has been accelerated expressly in anticipation of an event and the Administrator later determines that the event will not occur, the Administrator may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Awards; provided that, in the case of any compensation that has been deferred for purposes of Section 409A of the Code, the Administrator determines that such rescission will not likely result in the imposition of additional tax or interest under Code Section 409A.
8.	OTHER PROVISIONS
8.1 Compliance with Laws. This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, or the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any applicable stock exchange listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.
8.2 Future Awards/Other Rights. No person shall have any claim or rights to be granted an Award (or additional Awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.
8.3 No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any Award) shall confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee's status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person's compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an Award agreement.
8.4 Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any Participant, beneficiary or other person. To the extent that a Participant, beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.
8.5 Tax Withholding. Upon any exercise, vesting, or payment of any Award, the Corporation or one of its Subsidiaries shall have the right at its option to:
(a) require the Participant (or the Participant's personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such Award event or payment; or
(b) deduct from any amount otherwise payable in cash to the Participant (or the Participant's personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such cash payment.
In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) grant (either at the time of the

Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum (or, to the extent permitted by the Administrator, in its sole discretion, the maximum) applicable withholding obligation on exercise, vesting or payment.
8.6 Effective Date, Termination and Suspension, Amendments.
8.6.1 Effective Date and Termination. This Plan was approved by the Board on July 23, 2019 and shall become effective upon stockholder approval (the “Effective Date”) and shall remain in effect as provided in this Section 8.6.1. The Plan and each Award granted hereunder are conditioned on and shall be of no force or effect until the Plan is approved by the stockholders of the Corporation. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on October 23, 2029. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards (and the authority of the Administrator with respect thereto, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.
8.6.2 Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any period that the Board suspends this Plan.
8.6.3 Stockholder Approval. To the extent then required by applicable law or any applicable stock exchange or required under Sections 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, this Plan and any amendment to this Plan shall be subject to stockholder approval.
8.6.4 Amendments to Awards. Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on Awards to Participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a Participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of Awards. Any amendment or other action that would constitute a repricing of an Award is subject to the limitations set forth in Section 8.14.
8.6.5 Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award shall, without the written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change, except that the Administrator shall retain the discretion to decrease the amount payable pursuant to a cash award granted pursuant to Section 5.1.6 hereof below the amount that would otherwise be payable upon attainment of the applicable performance goal(s) over a performance period that does not exceed a term of one (1) year, either on a formula or discretionary basis or any combination, as the Administrator determines is appropriate. Changes, settlements and other actions contemplated by Section 7 and Section 8.15 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.5.
8.7 Privileges of Stock Ownership. Except as otherwise expressly authorized by the Administrator or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.
8.8 Governing Law; Construction; Severability.
8.8.1 Choice of Law. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by and construed in accordance with the laws of the State of Nevada.
8.8.2 Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.
8.8.3 Plan Construction.
(a) Rule 16b-3. It is the intent of the Corporation that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any Participant for Section 16 consequences of Awards or events under Awards if an Award or event does not so qualify.
(b) Code Section 409A Compliance. The Board intends that, except as may be otherwise determined by the Administrator, any Awards under the Plan are either exempt from or satisfy the requirements of Section 409A of the Code and related regulations and Treasury pronouncements (“Section 409A”) to avoid the imposition of any taxes, including additional income or penalty taxes, thereunder. If the Administrator determines that an Award, Award agreement, acceleration, adjustment to the terms of an Award, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Participant's Award to become subject to the imposition of any taxes, including additional income or penalty taxes, under Section 409A, unless the Administrator expressly determines otherwise, such Award, Award agreement, payment, acceleration, adjustment, distribution, deferral election, transaction or other action or arrangement shall not be undertaken and the related provisions of the Plan and/or Award agreement will be deemed modified or, if necessary, rescinded in order to comply with the requirements of Section 409A to the extent determined by the Administrator without the consent of or notice to the Participant. Notwithstanding the foregoing, neither the Corporation nor the Administrator shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A and neither the Corporation nor the Administrator will have any liability to any Participant for such tax or penalty.
(c) No Guarantee of Favorable Tax Treatment. Although the Corporation intends that Awards under the Plan will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Corporation does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Corporation shall not be liable to any Participant for any tax, interest or penalties the Participant might owe as a result of the grant, holding, vesting, exercise or payment of any Award under the Plan
8.9 Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.
8.10 Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation. Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based Awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, arrangement, business combination, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The Awards so granted need not comply with other specific terms of this Plan, provided the Awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any Awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding Awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan, except as may otherwise be provided by the Administrator at the time of such assumption or substitution or as may be required to comply with the requirements of any applicable stock exchange.
8.11 Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant Awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.
8.12 No Corporate Action Restriction. The existence of this Plan, the Award agreements and the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, arrangement, business combination, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No Participant, beneficiary or any other person shall have any claim under any Award or Award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.
8.13 Other Corporation Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing or except as otherwise specifically set forth in the terms and conditions of such other employee welfare or benefit plan or arrangement. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, Awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.
8.14 Prohibition on Repricing. Without the prior approval of the Corporation’s shareholders and except as provided for in Section 4, the Administrator may not (i) amend an option to reduce its exercise price or a SAR to reduce its Base Price; (ii) cancel an option or SAR in exchange for the grant of any new option or SAR with a lower exercise price or Base Price, as applicable; (iii) cancel an option or SAR in exchange for cash, other property or the grant of any new Award at a time when the exercise price of the option or the Base Price of the SAR is greater than the current Fair Market Value of a share of Common Stock or (iv) take any other action with respect to an option or SAR that is treated as a repricing under generally accepted accounting principles.
8.15 Forfeiture and Recoupment Events.
(a) In addition to the forfeiture events otherwise specified in the Plan, the Administrator may specify in an Award Agreement that a Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable treatment of an Award.
(b) Awards and any compensation directly attributable to Awards may be made subject to forfeiture, recovery by the Corporation or other action pursuant to any compensation recovery policy adopted by the Board or the Administrator at any time, including in response to the requirements of Section 10D of the Exchange Act and any implementing rules and regulations thereunder, or as otherwise required by law and any Award Agreement may be unilaterally amended by the Administrator to comply with any such compensation recovery policy.
As adopted by the Board of Directors of Riot Blockchain, Inc. on July 23, 2019.
As approved by the Stockholders of Riot Blockchain, Inc. on October 23, 2019.

FIRST AMENDMENT

TO THE RIOT BLOCKCHAIN, INC. 2019 EQUITY INCENTIVE PLAN
This First Amendment (this “First Amendment”) to the Riot Blockchain, Inc. (the “Company”) 2019 Equity Incentive Plan (the “Plan”), as adopted by the unanimous approval of the members of the Board of Directors of Riot Blockchain, Inc. (the “Board”) upon the recommendation of the Compensation and Human Resources Committee (the “Committee”) of the Board, and as ratified and approved by the shareholders of the Company (the “Effective Date”), amends the Plan as set forth herein as of the Effective Date. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan.
WHEREAS, the Plan, as adopted by the Committee and the Board, and as ratified and approved by the Shareholders effective October 23, 2019, was adopted as the equity compensation plan of the Company to promote the success of the Company and to increase shareholder value by providing an additional means through the grant of Awards to attract, motivate, retain and reward selected employees and other eligible persons; and
WHEREAS, the Plan had, as of the date of its adoption, a Share Limit of 3,600,000 shares of the Company’s Common Stock, as well as 330,603 shares of the Company’s Common Stock, which had carried over from the Company’s former 2017 Equity Incentive Plan, for a total 3,930,603 shares of Common Stock available for Awards to Eligible Persons (the “Share Reserve”); and
WHEREAS, the Committee, both in its capacity as Plan Administrator and in furtherance of its responsibility to oversee the compensation and equity incentive practices, plans, and procedures of the Company, has been tasked with the oversight and administration of the Plan; and
WHEREAS, the Committee, having considered the Company’s issuance of Awards since the shareholders adopted the Plan, the Company’s expected needs for equity compensation through December 31, 2023, and the shares of Common Stock available for issuance in the Share Reserve, has determined to adopt this First Amendment to the Plan to increase the number of shares of Common Stock available for issuance under the Plan by 3,500,000 additional shares of Common Stock, for a total of 4,061,809 Shares.
NOW, THEREFORE, as approved by the Board upon the recommendation of the Committee as of September 9, 2020 and as approved by the shareholders of the Company as of the date listed below, this First Amendment to the Plan is hereby adopted and approved in all respects. Accordingly, pursuant to this First Amendment, the Plan is hereby amended as follows:
1. As of the Effective Date, Section 4.2 of the Plan is hereby amended by deleting it in its entirety and is replaced with the following:
“4.2 Share Limit. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Persons under this Plan may not exceed 4,061,809 (the “Share Limit”). Such shares of Common Stock may be authorized and unissued shares or, to the extent permitted by applicable law, issued shares of Common Stock that have been reacquired by the Company. Such shares of Common Stock may be used for any type of Award under the Plan, and any or all of the shares of Common Stock up to the Share Limit may be allocated to Incentive Stock Options. Solely for the purpose of determining the number of shares of Common Stock available for Awards under this Section 4.2, the number of shares of Common Stock available for issuance under the Plan shall be reduced by one (1.00) share of Common Stock for every one (1.00) share of Common Stock granted in respect of an Award; provided, however, that in the case of an Award that provides for a range of potential payouts of shares of Common Stock, the number of shares of Common Stock available for issuance under the Plan shall be reduced by the maximum number of shares of Common Stock that may be paid under such an Award.
The foregoing Share Limit is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.”
2. Except as specifically set forth in this First Amendment, no provision of the Plan is changed, and the Plan is hereby ratified in its entirety and shall remain in full force and effect.
As adopted by the Board of Directors of Riot Blockchain, Inc. on September 9, 2020.
As approved by the Shareholders of Riot Blockchain, Inc. on November 12, 2020.

SECOND AMENDMENT

TO THE RIOT BLOCKCHAIN, INC. 2019 EQUITY INCENTIVE PLAN
This Second Amendment (this “Second Amendment”) to the Riot Blockchain, Inc. 2019 Equity Incentive Plan, as amended (the “Plan”), as adopted by the unanimous approval of the members of the Board of Directors (the “Board”) of Riot Blockchain, Inc. (the “Company”) upon the recommendation of the Compensation and Human Resources Committee of the Board (the “Committee”), amends the Plan as set forth herein, effective as of the date ratified and approved by the stockholders of the Company set forth at the end of this document (the “Effective Date”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan.
WHEREAS, the Plan, as adopted by the Committee and the Board, and as ratified and approved by the shareholders effective October 23, 2019, was adopted as the equity compensation plan of the Company to promote the success of the Company and to increase shareholder value by providing an additional means through the grant of Awards to attract, motivate, retain and reward selected employees and other eligible persons; and
WHEREAS, the First Amendment to the Plan (the “First Amendment”) was adopted by the Company and became effective as ratified and approved by the shareholders on November 12, 2020, to increase the number of shares of Common Stock available for issuance under the Plan (the “Share Reserve”) by 3,500,000 additional shares of Common Stock; and
WHEREAS, the Committee, both in its capacity as Plan Administrator and in furtherance of its responsibility to oversee the compensation and equity incentive practices, plans, and procedures of the Company, has been tasked with the oversight and administration of the Plan; and
WHEREAS, the Committee having considered the Company’s issuance of the Awards since the shareholders adopted the Plan, as amended, the Company’s expected needs for equity compensation through December 31, 2024, and the shares of Common Stock available for issuance in the Share Reserve, has determined to adopt this Second Amendment to the Plan to increase the number of shares of Common Stock available for issuance under the Plan by 4,400,000 additional shares of Common Stock; and
NOW, THEREFORE, as approved by the Board upon the recommendation of the Committee as of September 14, 2021 and as approved by the shareholders of the Company as of the date listed below, this Second Amendment to the Plan is hereby adopted and approved in all respects. Accordingly, pursuant to this Second Amendment, the Plan is hereby amended as follows:
1. As of the Effective Date, Section 4.2 of the Plan is hereby amended by deleting it in its entirety and is replaced with the following:
“4.2 Share Limit. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Persons under this Plan may not exceed 11,500,000 (the “Share Limit”). Such shares of Common Stock may be authorized and unissued shares or, to the extent permitted by applicable law, issued shares of Common Stock that have been reacquired by the Company. Such shares of Common Stock may be used for any type of Award under the Plan, and any or all of the shares of Common Stock up to the Share Limit may be allocated to Incentive Stock Options. Solely for the purpose of determining the number of shares of Common Stock available for Awards under this Section 4.2, the number of shares of Common Stock available for issuance under the Plan shall be reduced by one (1.00) share of Common Stock for every one (1.00) share of Common Stock granted in respect of an Award; provided, however, that in the case of an Award that provides for a range of potential payouts of shares of Common Stock, the number of shares of Common Stock available for issuance under the Plan shall be reduced by the maximum number of shares of Common Stock that may be paid under such an Award. The foregoing Share Limit is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.”
2. Except as specifically set forth in this Second Amendment, no provision of the Plan is changed, and the Plan is hereby ratified in its entirety and shall remain in full force and effect.
As adopted by the Board of Directors of Riot Blockchain, Inc. on September 14, 2021.
As adopted by the Stockholders of Riot Blockchain, Inc. on October 19, 2021.

THIRD AMENDMENT

TO THE RIOT BLOCKCHAIN, INC. 2019 EQUITY INCENTIVE PLAN
This Third Amendment (the “Third Amendment”) to the Riot Blockchain, Inc. 2019 Equity Incentive Plan, as amended (the “Plan”), as adopted by the unanimous approval of the members of the Board of Directors (the “Board”) of Riot Blockchain, Inc. (the “Company”) upon the recommendation of the Compensation and Human Resources Committee of the Board (the “Committee”), amends the Plan as set forth herein, effective as of the date ratified and approved by the stockholders of the Company set forth at the end of this document (the “Effective Date”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan.
WHEREAS, the Plan, as adopted by the Committee and the Board, and as ratified and approved by the stockholders effective October 23, 2019, was adopted as the equity compensation plan of the Company to promote the success of the Company and to increase stockholder value by providing an additional means through the grant of Awards to attract, motivate, retain and reward selected employees and other eligible persons; and
WHEREAS, the First Amendment to the Plan (the “First Amendment”) was adopted by the Company and became effective as ratified and approved by the stockholders on November 12, 2020, to increase the number of shares of Common Stock available for issuance under the Plan (the “Share Reserve”) by 3,500,000 additional shares of Common Stock; and
WHEREAS, the Second Amendment to the Plan (the “Second Amendment”) was adopted by the Company and became effective as ratified and approved by the stockholders on October 19, 2021, to increase the number of shares of Common Stock available for issuance under the Plan (the “Share Reserve”) by 4,400,000 additional shares of Common Stock; and
WHEREAS, the Committee, both in its capacity as Plan Administrator and in furtherance of its responsibility to oversee the compensation and equity incentive practices, plans, and procedures of the Company, has been tasked with the oversight and administration of the Plan; and
WHEREAS, the Committee having considered the Company’s issuance of the Awards since the stockholders adopted the Plan, as amended, the Company’s expected needs for equity compensation and the shares of Common Stock available for issuance in the Share Reserve, has determined to adopt this Second Amendment to the Plan to increase the number of shares of Common Stock available for issuance under the Plan by 10,000,000 additional shares of Common Stock; and
NOW, THEREFORE, as approved by the Board upon the recommendation of the Committee as of May 31, 2022 and as approved by the stockholders of the Company as of the date listed below, this Third Amendment to the Plan is hereby adopted and approved in all respects. Accordingly, pursuant to this Third Amendment, the Plan is hereby amended as follows:
1.  As of the Effective Date, Section 4.2 of the Plan is hereby amended by deleting it in its entirety and is replaced with the following:
“4.2 Share Limit. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Persons under this Plan may not exceed 21,500,000 (the “Share Limit”). Such shares of Common Stock may be authorized and unissued shares or, to the extent permitted by applicable law, issued shares of Common Stock that have been reacquired by the Company. Such shares of Common Stock may be used for any type of Award under the Plan, and any or all of the shares of Common Stock up to the Share Limit may be allocated to Incentive Stock Options. Solely for the purpose of determining the number of shares of Common Stock available for Awards under this Section 4.2, the number of shares of Common Stock available for issuance under the Plan shall be reduced by one (1.00) share of Common Stock for every one (1.00) share of Common Stock granted in respect of an Award; provided, however, that in the case of an Award that provides for a range of potential payouts of shares of Common Stock, the number of shares of Common Stock available for issuance under the Plan shall be reduced by the maximum number of shares of Common Stock that may be paid under such an Award. The foregoing Share Limit is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.”
2.  Except as specifically set forth in this Second Amendment, no provision of the Plan is changed, and the Plan is hereby ratified in its entirety and shall remain in full force and effect.
As adopted by the Board of Directors of Riot Blockchain, Inc. on May 31, 2022.

As adopted by the Stockholders of Riot Blockchain, Inc. on July 27, 2022.

FOURTH AMENDMENT

TO THE RIOT BLOCKCHAIN, INC. 2019 EQUITY INCENTIVE PLAN
This Fourth Amendment (the “Fourth Amendment”) to the Riot Blockchain, Inc. 2019 Equity Incentive Plan, as amended (the “Plan”), as adopted by the unanimous approval of the members of the Board of Directors (the “Board”) of Riot Platforms, Inc. (the “Company”) upon the recommendation of the Compensation and Human Resources Committee of the Board (the “Committee”), amends the Plan as set forth herein, effective as of the date ratified and approved by the stockholders of the Company set forth at the end of this document (the “Effective Date”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan.
WHEREAS, the Plan, as adopted by the Committee and the Board, and as ratified and approved by the stockholders effective October 23, 2019, was adopted as the equity compensation plan of the Company to promote the success of the Company and to increase stockholder value by providing an additional means through the grant of Awards to attract, motivate, retain and reward selected employees and other eligible persons; and
WHEREAS, the First Amendment to the Plan (the “First Amendment”) was adopted by the Company and became effective as ratified and approved by the stockholders on November 12, 2020, to increase the number of shares of Common Stock available for issuance under the Plan (the “Share Reserve”) by 3,500,000 additional shares of Common Stock; and
WHEREAS, the Second Amendment to the Plan (the “Second Amendment”) was adopted by the Company and became effective as ratified and approved by the stockholders on October 19, 2021, to increase the number of shares of Common Stock available for issuance under the Plan (the “Share Reserve”) by 4,400,000 additional shares of Common Stock; and
WHEREAS, the Third Amendment to the Plan (the “Third Amendment”) was adopted by the Company and became effective as ratified and approved by the stockholders on July 27, 2022, to increase the number of shares of Common Stock available for issuance under the Plan (the “Share Reserve”) by 10,000,000 additional shares of Common Stock; and
WHEREAS, the Committee, both in its capacity as Plan Administrator and in furtherance of its responsibility to oversee the compensation and equity incentive practices, plans, and procedures of the Company, has been tasked with the oversight and administration of the Plan; and
WHEREAS, the Committee having considered the Company’s issuance of the Awards since the stockholders adopted the Plan, as amended, the Company’s expected needs for equity compensation and the shares of Common Stock available for issuance in the Share Reserve, has determined to adopt this Fourth Amendment to the Plan to increase the number of shares of Common Stock available for issuance under the Plan by 4,000,000 additional shares of Common Stock; and
NOW, THEREFORE, as approved by the Board upon the recommendation of the Committee as of April 27, 2023 and as approved by the stockholders of the Company as of the date listed below, this Fourth Amendment to the Plan is hereby adopted and approved in all respects. Accordingly, pursuant to this Fourth Amendment, the Plan is hereby amended as follows:
1. As of the Effective Date, Section 4.2 of the Plan is hereby amended by deleting it in its entirety and is replaced with the following:
“4.2 Share Limit. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Persons under this Plan may not exceed 24,500,000 (the “Share Limit”). Such shares of Common Stock may be authorized and unissued shares or, to the extent permitted by applicable law, issued shares of Common Stock that have been reacquired by the Company. Such shares of Common Stock may be used for any type of Award under the Plan, and any or all of the shares of Common Stock up to the Share Limit may be allocated to Incentive Stock Options. Solely for the purpose of determining the number of shares of Common Stock available for Awards under this Section 4.2, the number of shares of Common Stock available for issuance under the Plan shall be reduced by one (1.00) share of Common Stock for every one (1.00) share of Common Stock granted in respect of an Award; provided, however, that in the case of an Award that provides for a range of potential payouts of shares of Common Stock, the number of shares of Common Stock available for issuance under the Plan shall be reduced by the maximum number of shares of Common Stock that may be paid under such an Award. The foregoing Share Limit is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.”
2. Except as specifically set forth in this Fourth Amendment, no provision of the Plan is changed, and the Plan is hereby ratified in its entirety and shall remain in full force and effect.
As adopted by the Board of Directors of Riot Platforms, Inc. on April 27, 2023.
As adopted by the Stockholders of Riot Platforms, Inc. on June 27, 2023.

RIOT

BROADRIDGE CORPORATE ISSUER SOLUTIONS
C/O RIOT PLATFORMS, INC.
3855 AMBROSIA STREET, SUITE 301
CASTLE ROCK, CO 80109

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RIOT PLATFORMS, INC.

The Board of Directors recommends you vote FOR the following proposal:

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V24716-S75751

RIOT PLATFORMS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
THURSDAY, DECEMBER 14, 2023

The stockholder(s) hereby constitute(s) and appoint(s) Mr. Jason Les, Chief Executive Officer of Riot Platforms, Inc., as attorney and proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Riot Platforms, Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 11:00 AM Eastern Time, on Thursday, December 14, 2023, virtually at www.virtualstockholdermeeting.com/RIOT2023SM, and any adjournment or postponement thereof.

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